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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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GENERAC HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 29, 2021

Notice of Annual Meeting of Stockholders

To the Stockholders of our Company:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders where we will be voting on the below matters.

Items of Business

  •
  To elect the four nominees named herein as Class III directors;

  •
  To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021;

  •
  To vote on an advisory, non-binding "say-on-pay" resolution to approve the compensation of our executive officers; and

  •
  To consider any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

DATE AND TIME: Thursday, June 17, 2021 9:00 a.m. CT	Instructions regarding all methods of voting are contained on any Notice of Internet Availability of Proxy Materials or proxy card provided. If your shares are held in the name of a bank, broker, fiduciary or custodian, follow the voting instructions you receive from your record holder.

Your vote is important. Whether or not you intend to be present at the meeting, to assure that your shares are represented at the meeting, please vote promptly using one of the methods mentioned below.

WHERE:	Internet	Telephone	Mail	In Person
Generac Power Systems, Inc. S45 W29290 Hwy. 59 Waukesha, Wisconsin 53189 ADMISSION: Holders of record of our common stock at the close of business	Visit the internet website indicated on the Notice of Internet Availability or any proxy card you receive and follow the on-screen instructions.	Use the toll-free telephone number shown on the Notice of Internet Availability or any proxy card you receive.	If you request a paper
proxy card by
telephone or internet,
you may elect to vote
by mail. If you elect to
do so, you should
date, sign and
promptly return your
proxy card by mail in
the postage prepaid
envelope which
accompanied that
			proxy card.	You can deliver a completed proxy card at the meeting or vote in person.
on April 19, 2021 are entitled to notice of,	Thank you for your continued support of and interest in the Company.
and to vote at, the annual meeting.		By Order of the Board of Directors, Raj Kanuru Executive Vice President, General Counsel, and Secretary

Important notice:

The Board of Directors (the "Board of Directors" or "Board") of Generac Holdings Inc. ("Generac," "we," "us," "our," or the "Company") is soliciting your proxy to be voted at the Annual Meeting of Stockholders to be held on Thursday, June 17, 2021.

Instead of mailing a printed copy of our proxy materials to each stockholder, we furnish proxy materials to our stockholders over the internet by mailing a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability"), unless otherwise instructed by the stockholder. The Notice of Internet Availability includes information on where to view all proxy materials online, as well as voting instructions. If you received a Notice of Internet Availability and you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability. The Notice of Internet Availability was first mailed on or about May 5, 2021 to all stockholders of record as of the record date for the annual meeting, which was the close of business on April 19, 2021.

2021 Proxy Statement

Summary Information

Our Corporate Strategy

Generac By The Numbers

1	2021 Proxy Statement

SUMMARY INFORMATION

Proposals at the Meeting		Our Board Recommends a vote "FOR" each of the following:
Proposal 1: Election of Directors
Robert D. Dixon David A. Ramon William D. Jenkins, Jr. Kathryn V. Roedel	Pages 4-13

Proposal 2:
To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021	Page 55

Proposal 3:
To vote on an advisory, non-binding "say-on-pay" resolution to approve the compensation of our executive officers	Page 56

2	2021 Proxy Statement

SUMMARY INFORMATION

Our 2020 Business Highlights

We delivered strong financial results in 2020 despite a challenging operating environment.

Key Components and Design of the Executive Compensation Program

*    A full discussion of our use of non-U.S. generally accepted accounting principles measures to provide a baseline for evaluating and comparing our operating results, and a reconciliation of Adjusted EBITDA to net income can be found in Item 7 of the Company's Annual Report on Form 10K for the fiscal year ended December 31, 2020.

3	2021 Proxy Statement

Proposal 1 — Election of Class III Directors

The nominees for election as Class III Directors at the 2021 annual meeting are described below. The Board has nominated each of the candidates for election. If elected, each of the nominees is expected to serve for a three-year term expiring at the annual meeting of stockholders of the Company in 2024 and until their respective successors have been elected and qualified.

The Board of Directors recommends a vote FOR the Company's nominees for Class III Directors.

Our Board of Directors is divided into three classes, with each class serving a consecutive three-year term. The term of the current Class III Directors will expire on the date of the 2021 annual meeting, subject to the election and qualification of their respective successors. The Board of Directors expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence, one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors may nominate.

In selecting director candidates, the Nominating and Corporate Governance Committee considers whether the candidates possess the required skill sets and fulfill the qualification requirements of directors approved by the Board of Directors, including integrity, objectivity, sound judgment, leadership, and diversity in all aspects of that term, including differences of perspective, professional experience, education, skills, and other individual qualities, such as gender, race, and ethnicity.

The following table provides the composition of each of our committees:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Marcia Avedon		X

John Bowlin		C

Robert Dixon	X		C

William Jenkins		X

Andrew Lampereur	C

Bennett Morgan (L)		X	X

David Ramon	X

Kathryn Roedel			X

Dominick Zarcone	X

"C"
= Chairperson

"L"
= Lead Director

4	2021 Proxy Statement

PROPOSAL 1 – ELECTION OF CLASS III DIRECTORS

Our directors and nominees bring a broad range of skills, experiences, and perspectives to our board. The below tables and graphics summarize the skills and experiences that bring value to our company.

5	2021 Proxy Statement

PROPOSAL 1 – ELECTION OF CLASS III DIRECTORS

The following biographies describe the business experience of each director. Following the biographical information for each director below, we have listed qualifications that, in addition to those discussed above, the Board of Directors considered in determining whether to recommend the director be nominated for reelection.

Nominees for Election

Class III Directors

ROBERT D. DIXON

Age: 61 Director Since: 2012

EXPERIENCE & QUALIFICATIONS

•

2014-2016: Chairman and CEO of Natural Systems Utilities LLC, a distributed water infrastructure company

•

2012-2014: Chief Executive Officer of Seven Seas Water Corporation, an international services corporation

•

1983-2011: Held various leadership roles at Air Products and Chemicals, Inc., including Senior Vice President & General Manager

Other Board Service

•

Former Director of Valicor Environmental Services, a private equity-owned company that is one of the largest providers of non-hazardous wastewater treatment services in North America.

Mr. Dixon brings to Generac over 30 years of global management, operations and finance experience. Mr. Dixon earned a Master of Business Administration from Pennsylvania State University and a Bachelor of Business Administration from Miami University. He also attended the Advanced Management Program at INSEAD in Fontainebleau, France.

6	2021 Proxy Statement

PROPOSAL 1 – ELECTION OF CLASS III DIRECTORS

DAVID A. RAMON

Age: 65 Director Since: 2010

EXPERIENCE & QUALIFICATIONS

•

2014-2018: Chairman and Chief Executive Officer of Diversified Maintenance, a specialized facility services company

•

1998-Current: Founder and Managing Partner of Vaduz Partners, a private investment firm

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2000-2007: President and Chief Executive Officer of USA.NET, Inc.

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1997-1998: President, Coleman Outdoor Recreation Group

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1994-1997: Held various senior management positions, including President and Chief Operating Officer of New World Television, Inc.

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1982-1994: Executive Vice President and Chief Financial Officer of Gillett Holdings, Inc.

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Prior to 1982: Arthur Young & Company

Other Board Service

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Current Director of Sagent-CTAM Holdings, Inc., a leading network solutions provider

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Former Director of Diversified Maintenance

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Former Director of New World Communications Group, Inc.

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Former Director of USA.NET, Inc.

Mr. Ramon brings to Generac more than 30 years of broad management, operations, and investment experience with both established and emerging companies. Mr. Ramon has leadership and financial experience, including as CEO, COO, President and CFO of a number of private and public companies. Mr. Ramon earned a Bachelor of Business Administration degree in accounting from the University of Wisconsin.

7	2021 Proxy Statement

PROPOSAL 1 – ELECTION OF CLASS III DIRECTORS

WILLIAM D. JENKINS, JR.

Age: 55 Director Since: 2017

EXPERIENCE & QUALIFICATIONS

•

2012-Current: President & Chief Executive Officer of Barracuda Networks, a private network technology company

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1998-2012: Held various positions at EMC Corporation, an information infrastructure company, including President of the Backup Recovery Systems division

Other Board Service

•

Current Director of Barracuda Networks

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Current Director of Sumo Logic, a public cloud-based machine data analytics company

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Former Lead Director and member of Compensation and Audit Committees for Apigee Corporation (acquired by Google,  Inc.)

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Former Director and member of Audit Committee for Nimble Storage, Inc. (acquired by Hewlett Packard Enterprise Company)

Mr. Jenkins brings to Generac extensive management and leadership experience gained in such senior roles as Chief Executive Officer for a technology company. Mr. Jenkins holds a Bachelor of Science degree in general engineering from the University of Illinois and a Master of Business Administration degree from Harvard Business School.

8	2021 Proxy Statement

PROPOSAL 1 – ELECTION OF CLASS III DIRECTORS

KATHRYN V. ROEDEL

Age: 60 Director Since: 2016

EXPERIENCE & QUALIFICATIONS

•

2005-2016: Held various leadership roles at Sleep Number Corporation (formerly Select Comfort Corporation), a manufacturer of mattresses and sleep-related products, including

o

Executive Vice President and Chief Services and Fulfillment Officer

o

Executive Vice President, Product and Service, and

o

Senior Vice President, Global Supply Chain.

•

1983-2005: Held various leadership roles at GE, including

o

General Manager, Global Supply Chain Strategy, GE Healthcare,

o

General Manager, Global Quality and Six Sigma, GE Healthcare,

o

Vice President Technical Operations and Director/Vice President of Quality Programs for GE Clinical Services, a division of GE Healthcare, and

o

Various roles in Sourcing, Engineering, and Manufacturing at GE Information Services and GE Healthcare.

Other Board Service

•

Current Director of Columbus McKinnon Corporation, a public company that designs and manufactures material handling systems

•

Current Director of The Jones Family of Companies, a private, family-owned manufacturer serving the mattress and janitorial industries

Ms. Roedel has over 30 years of extensive global general management, operations, supply chain and services experience. Ms. Roedel graduated with a B.S., Mechanical Engineering from Michigan State University.

9	2021 Proxy Statement

PROPOSAL 1 – ELECTION OF CLASS III DIRECTORS

Other Members of the Board of Directors

Including the nominees, the Board of Directors currently consists of ten (10) directors, each of whom, other than the nominees, is described below. The terms of the Class I Directors expire at the 2022 Annual Meeting of Stockholders, subject to the election and qualification of their respective successors. The terms of the Class II Directors expire at the 2023 Annual Meeting of Stockholders, subject to the election and qualification of their respective successors.

Class I Directors

JOHN D. BOWLIN

Age: 70 Director Since: 2006

EXPERIENCE & QUALIFICATIONS

•

2008-2011: Consultant to CCMP Capital Advisors, LLC

•

1985-2003: Held various leadership positions with Philip Morris Companies, Inc. and Miller Brewing Company, including

o

President, Oscar Mayer Food Corporation,

o

President and Chief Operating Officer, Miller Brewing Company,

o

President and Chief Operating Officer, Kraft Foods North America,

o

President and Chief Executive Officer, Kraft International, Inc., and

o

President and Chief Executive Officer, Miller Brewing Company.

Other Board Service

•

Current Director of Cerity Partners, a leading, national registered financial advisory firm

•

Former Director of the Schwan Food Company, Quiznos, and ChupaChups

•

Former Director and Non-Executive Chairman of

o

Vitamin Shoppe, Inc.,

o

Spectrum Brands, and

o

Pliant Corporation.

Mr. Bowlin has extensive leadership skills and operations experience in senior positions, including as Chairman, Chief Executive Officer and Chief Operating Officer for a number of private companies and divisions of public companies. Mr. Bowlin holds a Bachelor of Business Administration from Georgetown University and a Master of Business Administration from Columbia University.

10	2021 Proxy Statement

PROPOSAL 1 – ELECTION OF CLASS III DIRECTORS

AARON P. JAGDFELD

Age: 49 Director Since: 2006 Chairman Since: 2016

EXPERIENCE & QUALIFICATIONS

•

2008-Current: President and Chief Executive Officer of Generac

•

2007: President of Generac, responsible for sales, marketing, engineering, and product development

•

2002-2006: Chief Financial Officer, Generac

•

1994-2001: Finance Department, Generac

•

Prior to 1994: Audit Practice, Deloitte & Touche, LLP

Other Board Service

•

Current Director of The Hillman Group, a private company providing complete hardware solutions

As the Chief Executive Officer and the only management representative on the Board, Mr. Jagdfeld provides valuable insight to the Board into the day-to-day business issues facing the Company. Since joining the Company, he has navigated a number of challenges, including our initial public offering, the significant increase in sales, numerous acquisitions and our international expansion. Mr. Jagdfeld has extensive finance and operational experience and has high-level leadership experience in several prior positions. Mr. Jagdfeld holds a Bachelor of Business Administration in Accounting from the University of Wisconsin-Whitewater.

ANDREW G. LAMPEREUR

Age: 58 Director Since: 2014

EXPERIENCE & QUALIFICATIONS

•

2000-2017: Executive Vice President and Chief Financial Officer, Actuant Corporation, a global diversified company that designs and manufactures industrial products and systems

•

1999-2000: Applied Power (Actuant) Business Development Leader

•

1998-1999: Vice President and General Manager-Distribution, Gardner Bender (Actuant subsidiary)

•

1996-1998: Vice President Finance, Gardner Bender

•

1993-1996: Corporate Controller, Actuant Corporation

•

Prior to 1993: Held various financial positions with Fruehauf Trailer Corporation, Terex Corporation, and Price Waterhouse

Other Board Service

•

Former Director of Jason Industries, Inc.

•

Former Director of Robbins & Myers

Mr. Lampereur contributes over 26 years of senior-level financial experience in a variety of businesses complementary to Generac, including as a chief financial officer and director of a public company. Mr. Lampereur graduated with a Bachelor of Business Administration in Accounting from St. Norbert College.

11	2021 Proxy Statement

PROPOSAL 1 – ELECTION OF CLASS III DIRECTORS

Class II Directors

MARCIA J. AVEDON, PH.D.

Age: 59 Director Since: 2019

EXPERIENCE & QUALIFICATIONS

•

2020-Current: Executive Vice President, Chief Human Resources, Marketing, & Communications Officer for Trane Technologies, a climate control innovation company focusing on heating and cooling in buildings, homes, and transportation (previously Ingersoll-Rand, plc)

•

2007-2020: Senior Vice President of Human Resources, Communications, and Corporate Affairs for Ingersoll-Rand, plc, leading global human resources, public affairs, corporate social responsibility, communications, and strategic marketing

•

2002-2006: Chief Human Resources Officer at Merck, a global pharmaceutical company

•

1995-2002: Held increasingly responsible leadership positions in Human Resources and Communications for Honeywell International, a global diversified company

•

Prior to 1995: Held positions in Human Resources at Anheuser-Busch Companies and as a consultant with Booz, Allen & Hamilton

Other Board Service

•

Former Director of GCP Applied Technologies, a global manufacturer of construction products

•

Former Director of Lincoln National Corporation

Ms. Avedon has over 30 years of experience leading organizational transformation, talent and succession management, culture change, corporate social responsibility and communications. Ms. Avedon earned a bachelor's degree in Psychology from the University of North Carolina at Wilmington, and a Master's and Ph.D. in Industrial and Organizational Psychology from George Washington University.

12	2021 Proxy Statement

PROPOSAL 1 – ELECTION OF CLASS III DIRECTORS

BENNETT J. MORGAN

Age: 57 Director Since: 2013 Lead Director Since: 2018

EXPERIENCE & QUALIFICATIONS

•

2005-2016: President and Chief Operating Officer, Polaris Industries Inc., a manufacturer of power sports vehicles ("Polaris")

•

2004-2005: Vice President and General Manager, ATV Division, Polaris

•

2001-2004: General Manager, ATV Division, Polaris

•

1997-2001: General Manager, PGA Division, Polaris

•

1987-1997: Various marketing, product development, and operations positions at Polaris Industries

Mr. Morgan brings to Generac extensive leadership skills, and over 25 years of expertise in international consumer durables products, dealer distribution, and product development and innovation in such senior roles as President and Chief Operating Officer. Mr. Morgan earned his Master of Business Administration from the Carlson School of Management at the University of Minnesota and his Bachelor of Science in Economics from St. John's University.

DOMINICK P. ZARCONE

Age: 62 Director Since: 2017

EXPERIENCE & QUALIFICATIONS

•

2017-Current: President and Chief Executive Officer of LKQ Corporation, a global distributor of vehicle parts and accessories

•

2015-2017: Chief Financial Officer, LKQ Corporation

•

2011-2015: Managing Director and Chief Financial Officer of Baird Financial Group, a capital markets and wealth management company, and certain of its affiliates

•

2011-2015: Treasurer of Baird Funds, Inc., a family of fixed income and equity mutual funds managed by Robert W. Baird & Co. Incorporated, a registered broker/dealer

•

1995-2011: Managing Director of the Investment Banking department of Robert W. Baird & Co. Incorporated

•

1986-1995: Held various positions with investment banking company Kidder, Peabody & Co., Incorporated, most recently as Senior Vice President of Investment Banking

Other Board Service

•

Current Director of LKQ Corporation, since 2017

Mr. Zarcone brings to Generac extensive management and leadership experience as a senior executive gained in roles as Chief Executive Officer and Chief Financial Officer of a public corporation, and over 25 years of expertise in investment banking and capital markets. Mr. Zarcone earned his Bachelor of Science in Finance from the University of Illinois at Urbana-Champaign and Master of Business Administration from the University of Chicago Graduate School of Business.

13	2021 Proxy Statement

Corporate Governance

Board of Directors Independence Standards for Directors

Pursuant to our Corporate Governance Guidelines and Principles, a copy of which is available on our website at www.generac.com, the Board of Directors is required to affirmatively determine whether our directors are independent under the listing standards of the New York Stock Exchange ("NYSE"), the principal exchange on which our common stock is traded.

During its annual review of director independence, the Board of Directors considers all information it deems relevant, including without limitation any transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Board of Directors also considers the recommendations of the Nominating and Corporate Governance Committee, which conducts a separate independence assessment of all directors as part of its nomination process for the Board of Directors and its respective committees. The purpose of this review is to determine whether any such relationship or transaction is considered a "material relationship" that would be inconsistent with a determination that a director is independent. The Board of Directors has not adopted any "categorical standards" for assessing independence, preferring instead to consider all relevant facts and circumstances in making an independence determination including, without limitation, applicable independence standards promulgated by the NYSE.

14	2021 Proxy Statement

CORPORATE GOVERNANCE

Committees of the Board of Directors

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board of Directors has adopted charters for each of its standing committees. Copies of our committee charters are posted on our website at www.generac.com.

Audit Committee

Members	Key Responsibilities (10 Meetings in 2020)
ANDREW G. LAMPEREUR (Chair) DAVID A. RAMON ROBERT D. DIXON DOMINICK P. ZARCONE	The audit committee, among other things, assists the Board of Directors in fulfilling its responsibility relating to the following:

•

the integrity of our financial statements,

•

our systems of internal controls and disclosure controls and procedures,

•

our compliance with applicable law and ethics programs,

•

the annual independent audit of our financial statements, and

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the evaluation of financial and enterprise risks, including areas related to legal compliance and ethics, cybersecurity, and certain other functional areas.

The Board has determined that each of Messrs. Lampereur, Ramon, Dixon, and Zarcone is an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K, and the Board is satisfied that all members of our Audit Committee have sufficient expertise and business and financial experience necessary to effectively perform their duties as members of the Audit Committee.

In connection with its review of the Company's financial statements, the Audit Committee receives reports from the Company's Chief Financial Officer and the Company's independent registered public accounting firm regarding significant risks and exposures and assesses management's steps to minimize them. The Audit Committee also reviews material legal and regulatory matters and compliance with significant applicable legal, ethical, and regulatory requirements, and receives reports from the Company's General Counsel relating to these matters.

In discharging its duties, the Audit Committee has the sole authority to select, retain, oversee, and terminate, if necessary, the independent registered public accounting firm, review and approve the scope of the annual audit, review and pre-approve the engagement of our independent registered public accounting firm to perform audit and non-audit services, meet independently with our independent registered public accounting firm and senior management, review the integrity of our financial reporting process, and review our financial statements and disclosures and certain SEC filings and financial press releases.

The Audit Committee formally met ten (10) times in 2020, and members of the Audit Committee also met informally among themselves, with management and with other members of the Board from time to time. Decisions regarding audit-related matters were approved by our Board after taking into account the recommendations of the Audit Committee and its members. The Audit Committee maintains a committee charter and meets with our independent registered public accounting firm without management present on a regular basis.

15	2021 Proxy Statement

CORPORATE GOVERNANCE

Compensation Committee

Members	Key Responsibilities (7 Meetings in 2020)
JOHN D. BOWLIN (Chair) BENNETT J MORGAN WILLIAM D. JENKINS JR. MARCIA J. AVEDON

•

The Compensation Committee plays an integral role in the Company's processes and procedures for the consideration and determination of executive and director compensation.

•

The Compensation Committee determines the compensation policies and individual compensation decisions for our executive officers, and ensures that these policies and decisions are consistent with overall corporate performance.

•

The Compensation Committee, in conjunction with the Nominating and Corporate Governance Committee as needed, reviews the form and amount of director compensation and makes recommendations to the Board related thereto.

•

The Compensation Committee has the authority to approve all stock option grants and other equity awards to our employees, directors, and executive officers.

•

The Compensation Committee also reviews and recommends to the Board of Directors the target annual incentive pool, the annual performance objectives for participants, and actual payouts to participants, including the executive officers.

•

In setting compensation, the Compensation Committee works with its independent compensation consultant and management to create incentives that encourage an appropriate level of risk-taking that is consistent with the Company's business strategy and maximization of stockholder value.

•

The Compensation Committee oversees the Company's Organizational Talent Review process and human capital programs and initiatives to determine whether outcomes are effective and achieve their intended purposes.

•

The Compensation Committee reviews management development and executive succession plans, including for the CEO.

The Compensation Committee has decision-making authority with respect to all compensation decisions for our executive officers, including annual incentive plan awards and grants of equity awards. The Compensation Committee is responsible for finalizing and approving the performance objectives relevant to the compensation of our CEO and other executive officers.

The Compensation Committee's recommendations are developed with input from our CEO and, where appropriate, other senior executives. The Compensation Committee reviews management recommendations and input from compensation consultants, along with other sources of data when formulating its independent recommendations to the Board of Directors. A discussion and analysis of the Company's compensation decisions regarding the executive officers named in the Summary Compensation Table appears in this proxy statement under the heading "EXECUTIVE COMPENSATION—Compensation Discussion and Analysis."

To assist it in performing its duties, the Compensation Committee has the authority to engage outside consulting firms. The Compensation Committee has engaged Willis Towers Watson & Co. ("Willis Towers Watson") as its independent compensation consultant since September 2014. In its capacity as outside and independent compensation consultants, Willis Towers Watson reports directly to the Compensation Committee.

The Compensation Committee has sole authority to replace compensation consultants retained from time to time, and to hire additional Compensation Committee consultants at any time.

16	2021 Proxy Statement

CORPORATE GOVERNANCE

Representatives from outside consulting firms engaged by the Compensation Committee attend meetings of the Compensation Committee, as requested, and communicate with the Chairman of the Compensation Committee between meetings.

The Compensation Committee assessed the independence of Willis Towers Watson pursuant to applicable SEC rules and concluded that no conflict of interest exists that would prevent Willis Towers Watson from independently advising the Compensation Committee.

The Compensation Committee reviews and discusses with management proposed Compensation Discussion and Analysis disclosures and determines whether to recommend the Compensation Discussion and Analysis to the Board of Directors for inclusion in the Company's proxy statement and annual report. The recommendation is described in the Compensation Committee Report included in this proxy statement.

The Compensation Committee formally met seven (7) times in 2020, and members of the Compensation Committee also met informally among themselves, with management and with other members of the Board and Willis Towers Watson from time to time. Decisions regarding executive compensation were approved by our Board after taking into account the recommendations of the Compensation Committee.

Nominating and Corporate Governance Committee

Members	Key Responsibilities (5 Meetings in 2020)
ROBERT D. DIXON (Chair) BENNETT J. MORGAN KATHRYN V. ROEDEL	The Nominating and Corporate Governance Committee

•

identifies candidates to serve as directors and on committees of the Board of Directors,

•

develops, recommends, and reviews our corporate governance guidelines on a regular basis,

•

oversees any necessary search, selection, and hiring process for appointing a new Chief Executive Officer

•

assists the Board of Directors in its annual review of the performance and effectiveness of the Board of Directors and its Committees, and

•

reviews the Company's environmental, social, and corporate governance practices and disclosures.

The Nominating and Corporate Governance Committee also undertakes such other tasks delegated to the committee by the Board of Directors.

Decisions regarding board nominations and corporate governance-related matters were approved by our Board after taking into account the recommendations of the Nominating and Corporate Governance Committee.

Criteria for Director Nominees

In selecting director candidates, the Nominating and Corporate Governance Committee considers whether the candidates possess the required skill sets and fulfill the qualification requirements of directors approved by the Board of Directors, including integrity, objectivity, sound judgment, leadership and diversity in all aspects of that term, including differences of perspective, professional experience, education, skills, and other individual qualities, such as gender, race, and ethnicity. Annually, the Nominating and Corporate Governance Committee assesses the composition of the Board of Directors, including the Committee's effectiveness in balancing the above considerations.

17	2021 Proxy Statement

CORPORATE GOVERNANCE

Other than the foregoing, there are no minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to, and a potential or incumbent director will not necessarily satisfy all of, the foregoing criteria and in evaluating a candidate does not distinguish on the basis of whether the candidate was recommended by a stockholder. Nothwithstanding the foregoing, in furtherance of the Committee's commitment to increasing diversity within the Board of Directors, the Committee has determined that a focused effort to identify director candidates from underrepresented minority groups will be an important consideration and priority in selecting and nominating director candidates for election as future openings become available on the Board of Directors.

Process for Identifying and Evaluating Director Nominees

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for renomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective on the Board. If any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to renominate a member for reelection, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee based on the criteria listed above. Current members of the Nominating and Corporate Governance Committee and Board of Directors are polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Executive search firms may also be retained to identify qualified individuals. Shareholders who wish to recommend a candidate for consideration by the Nominating & Corporate Governance Committee may do so by sending the candidate's name and supporting information to Mr. Robert Dixon, Nominating & Corporate Governance Committee Chair, c/o Raj Kanuru, Executive Vice President, General Counsel, & Corporate Secretary, Generac Power Systems, Inc., S45 W29290 Highway 59, Waukesha, Wisconsin 53189.

Stockholder Nominations

Our Bylaws contain provisions which address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company's annual meeting of stockholders. To make a nomination for election to the Board of Directors, a stockholder must submit his or her nomination by providing the person's name and appropriate background and biographical information by writing to the Nominating and Corporate Governance Committee at Generac Holdings Inc., Attn: Raj Kanuru, Executive Vice President, General Counsel, and Secretary, S45 W29290 Hwy 59, Waukesha, Wisconsin 53189. A stockholder's nomination must be received by the Company's Secretary (i) no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the previous year's annual meeting of stockholders, (ii) in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier

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than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company, or (iii) in the case of a special meeting of stockholders called for the purpose of electing directors, not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the date on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. A stockholder nomination must be accompanied by the information required by the Bylaws with respect to a stockholder director nominee.

We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. See "PROPOSALS BY STOCKHOLDERS" for the deadline for nominating persons for election as directors at our 2022 annual meeting of stockholders.

Board of Directors Role in Risk Oversight

Our Board and management continually monitor the material risks facing our Company, including financial risk, strategic risk, operational risk, and legal and compliance risk. Management regularly reports to the Board on its activities in monitoring and mitigating such risks. Overall responsibility for risk oversight rests with our Board. In addition, the Board may delegate risk oversight responsibility to a particular committee in situations in which the risk falls within the committee's area of focus or expertise. Our Board believes that for certain areas of risk, our Company is better served by having the initial risk evaluation and risk monitoring undertaken by a subset of the entire Board that is more focused on the issues pertaining to the particular risk. For instance, our Compensation Committee assists the Board in evaluating risks relating to our compensation policies and procedures. Also, our Audit Committee assists the Board in fulfilling the Board's oversight responsibility relating to the evaluation of financial and enterprise risks, including information security, environmental, health & safety, product regulatory, and social matters. As it deems necessary and on at least an annual basis, the respective committee to which oversight and monitoring of a particular risk has been assigned reports on risk exposures and mitigation strategies with respect to such risk to the entire Board.

Board of Directors Leadership Structure

Aaron Jagdfeld has served as a director of the Company since 2006 and is the Company's Chairman of the Board, President and Chief Executive Officer. Bennett Morgan serves as Lead Director.

The Lead Director has broad responsibility and authority, including to:

  •
  Review the agendas for and preside over meetings of the independent directors.

  •
  Preside at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the independent directors.

  •
  Call meetings of the independent directors.

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  •
  Serve as the principal liaison between the Chairman and the independent directors.

  •
  Consult with the Chairman regarding:

  o
  Information sent to the Board of Directors, including the quality, quantity, appropriateness, and timeliness of such information.

  o
  Meeting agendas for the Board of Directors.

  o
  The frequency of Board of Directors meetings and meeting schedules, assuring there is sufficient time for discussion of all agenda items.

  o
  Development of annual priorities and goals for the Board of Directors

  •
  Be available, when appropriate, for consultation and direct communication with stockholders.

  •
  Select, retain, and consult with outside counsel and other advisors as the Lead Director deems appropriate.

  •
  In conjunction with the Nominating and Corporate Governance Committee:

  o
  Annually review the performance of, and provide feedback to, the CEO.

  o
  Annually meet with each Director to collect and review feedback

Periodically, our Board assesses these roles and the board leadership structure to ensure the interests of the Company and its stockholders are best served.

Our Board has determined that its current structure, with a combined Chairman and CEO role and an independent Lead Director, is in the best interests of the Company and its stockholders at this time based on a number of factors, including:

  •
  A combined Chairman and CEO structure provides the Company with decisive and effective leadership with clearer accountability to our stockholders and customers.

  •
  The combined role is both counterbalanced and enhanced by the effective oversight and independence of our Board of Directors, and the independent leadership provided by our Lead Director and independent committee chairs.

  •
  The Board believes that the appointment of a strong independent Lead Director and the use of regular executive sessions of the non-management Directors, along with the Board's strong committee system and all Directors being independent except for Mr. Jagdfeld, allow it to maintain effective oversight of management.

Stockholders and other parties interested in communicating directly with Mr. Morgan as Lead Director may do so by writing to Mr. Morgan, c/o Generac Holdings Inc., S45 W29290 Hwy. 59, Waukesha, Wisconsin 53189.

Attendance at Meetings

It is our policy that each director is expected to dedicate sufficient time to the performance of his or her duties as a director, including by attending meetings of the stockholders, Board of Directors and committees of which he or she is a member. All then-serving members of the Board of Directors attended the 2020 Annual Meeting of Stockholders.

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In 2020, the Board of Directors held seven (7) meetings (including regularly scheduled and special meetings) and took action by unanimous written consent from time to time. All incumbent directors attended at least 75% of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

Stockholder Communications with the Board of Directors

Stockholders and other parties interested in communicating directly with the Board of Directors, whether individually or as a group, may do so by writing to the Board of Directors, c/o Generac Holdings Inc., S45 W29290 Hwy. 59, Waukesha, Wisconsin 53189. The Secretary will review all correspondence and regularly forward to the Board of Directors all such correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or committees thereof or that the Secretary otherwise determines requires attention. Concerns relating to accounting, internal controls, or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee. We have adopted a Whistleblower Policy, which establishes procedures for submitting these types of concerns, either personally or anonymously through a toll free telephone "hotline" or web transmission operated by an independent party. Our Whistleblower Policy can be found on the Company's website at www.generac.com.

Stockholders and other parties interested in communicating directly with Andrew Lampereur, as Chairman of the Audit Committee, may do so by writing to Mr. Andrew Lampereur, Chairman, Audit Committee, c/o Generac Holdings Inc., S45 W29290 Hwy. 59, Waukesha, Wisconsin 53189.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct (the "Code"), that applies to all of our directors, officers and employees, including our principal executive officer and principal financial accounting officer. In addition, we have adopted a Supplemental Code of Ethics and Conduct (the "Supplement") that applies to all of our directors and executive officers, including our principal executive officer and principal financial accounting officer. The Code and Supplement are both posted on our website at www.generac.com. Any amendments to, or waivers under, our Code or Supplement which are required to be disclosed by the rules promulgated by the SEC will be disclosed on the Company's website at www.generac.com.

Corporate Governance Guidelines and Principles

We have adopted Corporate Governance Guidelines and Principles. These guidelines outline the role of our Board of Directors, the composition and operating principles of our Board of Directors and its committees and our Board of Directors' working process. Our Corporate Governance Guidelines and Principles are posted on our website at www.generac.com.

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Environmental, Social, and Governance Practices

Generac's mission is to ensure peace of mind by developing power products and solutions that make the world safer, brighter, and more productive. In furthering that mission, Generac takes seriously its environmental, social, and governance ("ESG") responsibilities and, in the course of its business, encounters and manages a broad range of ESG matters. We understand and appreciate that there is a growing interest in greater ESG disclosure by public companies. To meet these growing expectations, the Company is working to compile additional information regarding our ESG metrics and practices, and intends to publish that information in a corporate sustainability report in the 2021 calendar year.

In the interim, we have identified the below ESG categories as among the most relevant to our business and of interest to key stakeholders.

Environmental, Health & Safety

We are committed to developing environmentally responsible products and processes, and care about the safety and well-being of our employees, their families, and our communities. We demonstrate this commitment through the following:

  •
  Upholding our comprehensive Corporate Regulatory Compliance Policy, Sustainability Policy, Environmental Policy, and Corporate Safety Handbook

  •
  Deploying both corporate and facility Health & Safety Committees to ensure employee and contractor safety

  •
  Maintaining ISO 14001 Certification for our Corporate Environmental Management System

  •
  Continually training and educating our employees and contractors on their responsibility to identify work that is unsafe or environmentally unsound and to help mitigate potential negative impacts

  •
  Implementing and monitoring a long-term "Vision Zero" plan, under which we evaluate and take advantage of reducing materials and waste throughout our operating facilities

  •
  Providing energy storage technology solutions and related products that utilize solar and other clean, renewable energy sources

  •
  Providing innovative product solutions that utilize natural gas (including bi-fuel options), offering significant environmental benefits compared to diesel products

  •
  Being a leader in LED and hybrid light tower technology, which provide for more fuel-efficient operations

  •
  Investing in energy monitoring and management solutions, which provide customers the information and control necessary to allow them to reduce their overall energy consumption

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Social Responsibility

"Our People" is one of the foundational elements to our "Powering Our Future" strategy and is a corporate value as well. We foster a culture of diversity and engagement to strengthen our company while supporting individual achievement, inclusivity, and good corporate citizenship globally. We believe our success is directly tied to our employees' personal and professional growth. We care about the safety and well-being of our employees, their families, and our communities. As a result, we have again been named as one of America's Best Midsized Employers by Forbes.

We demonstrate these values through the following:

  •
  Promoting an inclusive workplace by embracing diversity in all forms, celebrating differences, and treating others with equity and respect. We have hosted a series of culture-changing listening and learning sessions, championed Unconscious Bias training for our employees, and launched employee-led Business Employee Resource Groups ("BERGs") to facilitate networking and connections with peers and leadership.

  •
  Prioritizing and investing in creating opportunities to help employees build careers at Generac. We hold internal career events as well as partner with local educational resources to offer on-the-job learning, collaborative work experiences, and formal learning programs on continuous improvement and project management skills to support progressions and advancement of our workforce. Further, we maintain an ongoing global employee engagement initiative with targeted action plans by region, function, and business group. Action plans and their progress are measured by global employee engagement surveys.

  •
  Enforcing strong policies related to anti-corruption and anti-competitive practices

  •
  Holding suppliers to high ethical standards under our Supplier Code of Conduct

  •
  Providing job opportunities to those who face barriers to employment through strong partnerships with community job agencies representing disabled clients and workforce release programs.

  •
  Making employee health and safety the Company's top priority. Generac's Healthy & Thriving Total Rewards are based on physical, emotional, financial, and social well-being. These programs are designed to meet the varied and evolving needs of our diverse workforce. We maintain an employee wellness program, incentivize healthy-living activities, provide emergency paid COVID-19 leave benefits to help employees care for themselves and their families, and we develop and administer company-wide policies to ensure the safety of each employee and compliance with government agency and other standards.

  •
  Implementing a paid-time-off pregnancy leave benefit.

  •
  Engaging, through our Generac Gives program and other initiatives, in outreach efforts and charitable giving in our Generac communities. Generac focuses on addressing education, meeting community needs, and honoring Veterans. In 2020, Generac provided support to more than 140 community organizations including donations to meet urgent needs for food, blood, and personal protection devices at the start of the COVID-19 pandemic

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  •
  Leading corporate giving and being a top fundraiser to help fund cancer research through participation in the Leukemia & Lymphoma Society's Light the Night event

  •
  Supporting our veterans and active duty military by hosting Military Day at Summerfest, the world's largest music festival, and offering free admission to the grounds in 2021

  •
  Educating and inspiring the next generation by creating more than 50 paid college internships in 2020

  •
  Continuing to support GPS Education Partners, a program Generac founded twenty years ago that provides at-risk high school students with work-based learning, through ongoing funding of an Education Center located at our Generac facility. The GPS program has prepared almost 1,000 high school students with skills needed to succeed after graduating high school.

  •
  Providing storm relief services to communities affected by major weather-related power outages through free technical support and direct emergency product repairs in affected regions

Governance

Our Company is committed to good corporate governance and believes in maintaining policies and practices that serve the interests of all stockholders, including the following:

  •
  Board and Committee oversight of the Company's risk management framework, as well as its risk assessment and management practices

  •
  Annual communication and training for all employees regarding the adherence to our various corporate policies, including with respect to our Code of Ethics and Business Conduct and anti-corruption, anti-harassment, and whistleblower policies.

  •
  Adhering to our Corporate Governance Guidelines and Principles

  •
  Regularly engaging with stockholders to seek their feedback on the Company's strategy, performance, and ESG practices

  •
  Maintaining a strong control environment and making effective controls an integral part of our routine business practices

  •
  Maintaining a cross-functional global compliance committee to assure effective communication, implementation and management of global practices to comply with applicable regulations, and Company policies. This committee is led by the Company's General Counsel, who also serves as the Company's principal compliance officer, and who regularly presents on legal and compliance-related matters to the Board of Directors and Audit Committee.

Political Contributions

It is Generac's policy that Company funds or assets will not be used to make a political contribution to any political party or candidate, unless approval has been given by the Board of Directors or its authorized designee. Generac did not contribute to any political parties or candidates in 2020.

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Compensation Committee Interlocks and Insider Participation

In 2020, the members of our Compensation Committee were John Bowlin, Bennett Morgan, William Jenkins, and Marcia Avedon. No member of the Compensation Committee was, during 2020 or previously, an officer or employee of Generac or its subsidiaries. In addition, during 2020, there were no Compensation Committee interlocks required to be disclosed.

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Beneficial Ownership of our Common Stock

The following table shows information regarding the beneficial ownership of our common stock as of April 19, 2021 by:

  •
  each person or group who is known to own beneficially more than five percent of our common stock;

  •
  each member of our Board of Directors, each nominee for election as a director, and each of our named executive officers; and

  •
  all members of our Board of Directors and our executive officers as a group.

Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

Unless otherwise indicated, the address for each holder listed below is c/o Generac Holdings Inc., S45 W29290 Hwy. 59, Waukesha, Wisconsin 53189.

Name and address of beneficial owner	Number of Shares	Percentage of Shares
Principal stockholders
BlackRock, Inc.(1)	6,343,957	10.1%
The Vanguard Group(2)	6,087,945	9.7%
FMR LLC(3)	3,583,984	5.7%

Directors and Named Executive Officers(4)(5)
Aaron Jagdfeld	1,207,658	1.9%
York Ragen	246,143	0.4%
Russell Minick	7,569	*
Patrick Forsythe	70,066	0.1%
Erik Wilde	15,676	*
Marcia Avedon	2,311	*
John Bowlin	72,000	0.1%
David Ramon	32,828	*
Bennett Morgan	23,673	*
Robert Dixon	14,152	*
Andrew Lampereur	19,745	*
William Jenkins	6,797	*
Dominick Zarcone	11,605	*
Kathryn Roedel	8,673	*

All members of the Board of Directors and executive officers as a group (17 persons)	1,761,519	2.8%

*
Less than 0.1%

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BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

(1)
Based on information obtained from Amendment No. 7 to Schedule 13G filed by BlackRock, Inc. on January 27, 2021. According to that report, BlackRock, Inc. possesses sole power to vote 5,974,402 of such shares and possesses sole power to dispose 6,343,957 of such shares. In addition, according to that report, BlackRock, Inc.'s business address is 55 East 52nd Street, New York, New York 10055.

(2)
Based on information obtained from Amendment No. 9 to Schedule 13G filed by The Vanguard Group ("Vanguard") on February 10, 2021. According to that report, Vanguard possesses shared power to vote or to direct the voting of 60,514 of such shares and possesses shared power to dispose or to direct the disposition of 107,973 of such shares and possesses sole power to dispose or to direct the disposition of 5,979,972 of such shares. In addition, according to that report, Vanguard's business address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(3)
Based on information obtained from Amendment No. 1 to Schedule 13G filed jointly by FMR LLC and Abigail P. Johnson on February 8, 2021. According to that report, FMR LLC possesses sole power to vote or to direct the voting of 1,012,366 of such shares and possesses sole power to dispose or to direct the disposition of 3,583,984 of such shares. Abigail P. Johnson is also listed as a reporting person in the Schedule 13G. According to the Schedule 13G, Ms. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. The Schedule 13G provides the following additional disclosure: Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company LLC ("FMR Co. LLC"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. In addition, according to that report, FMR, LLC's business address is 245 Summer Street, Boston, MA 02210.

(4)
With respect to Messrs. Jagdfeld, Ragen and Forsythe, the number of shares beneficially owned includes 561,745, 136,189 and 46,334 shares, respectively, which may be acquired pursuant to options issued under the Omnibus Plan because such options are exercisable within 60 days. The respective number of shares for the individuals mentioned above were in each case also added to the denominator for purposes of calculating the percentage ownership of that individual.

(5)
With respect to Ms. Roedel and Messrs. Ramon, Dixon, Morgan, Lampereur, Jenkins and Zarcone, the number of shares beneficially owned includes 8,673, 3,300, 7,257, 10,328, 12,992, 1,417 and 8,702 Deferred Stock Units, respectively, all of which were issued pursuant to the Company's Deferred Stock Unit Plan for Non-Employee Directors, effective April 1, 2017.

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Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) describes our executive compensation program. It provides an overview of the 2020 compensation for the following named executive officers, practices and policies, and how the Compensation Committee made its decisions.

Named Executive Officer	Title

Aaron Jagdfeld	President, Chief Executive Officer & Chairman
York Ragen	Chief Financial Officer
Russell Minick	Chief Marketing Officer
Patrick Forsythe	Chief Technical Officer
Erik Wilde	Executive Vice President, Industrial NAM

2020 Business Highlights & Performance

2020 was another record year for Generac....

First and foremost, we want to highlight the Company's response to the COVID-19 pandemic, as we're extremely proud of our team's efforts in responding to the crisis as we focused on maintaining our operations to the fullest extent possible. This was particularly important considering that our products and services are both essential and critical to help keep a variety of networks and infrastructure up and running, including hospitals, health-care clinics, 911 call centers, and wireless networks. Equally as important, we accomplished this while at the same time implementing a wide range of preventative measures to address the health, safety and well-being of our employees, customers, suppliers, and the communities across the world where we operate and do business.

Through the tireless execution of our nearly 7,000 employees globally during 2020, Generac achieved another year of record financial results across the board, as several metrics far exceeded the previous record levels seen for the full-year 2019. Revenue grew 13% for the full-year to a $2.5 billion, with gross margin expanding 230 basis points to 38.5% and Adjusted EBITDA coming in at $584 million, an expansion of 290 basis points in Adjusted EBITDA margin to 23.5%. We also generated $487 million of operating cash flow and $427 million of

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free cash flow during the year. No adjustments were made to our financial targets or design of our Annual Performance Bonus Plan as a result of the COVID-19 pandemic.

In addition to the strong financial performance, the Company had some key accomplishments during the year that are important to the execution of our strategy.

Our ability to execute on the step-function increase in demand for residential products that has emerged from the new "Home as a Sanctuary" mega-trend was an important accomplishment during 2020. In addition, the building out of our Clean Energy market opportunity with the significant ramp in shipments of PWRcell energy storage systems was a key highlight. We also expanded our product and services portfolio with the acquisitions of Energy Systems, our industrial distributor located in Northern California, and Mean Green, a leading manufacturer of an innovative line of battery-powered turf care products. We also made the strategic acquisition of Enbala Power Networks, which enables our entrance into the developing market for grid services. We launched important new products during the year with the introduction of the 24kW home standby generator, the market's most powerful air-cooled unit with built-in energy monitoring. We also introduced the industry's largest rich-burn industrial natural gas generator at 1 MW of output, allowing us to target new market opportunities. All of these key accomplishments, as well as our execution on a number of other strategic initiatives, enabled us to make important progress on our continuing evolution to an energy technology solutions company. Our 2020 record performance provides us with tremendous momentum as we head into 2021.

*    A full discussion of our use of non-U.S. generally accepted accounting principles measures to provide a baseline for evaluating and comparing our operating results, and a reconciliation of Adjusted EBITDA to net income can be found in Item 6 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(1)    Total Shareholder Return reflects the compound annual price appreciation of Generac shares expressed as a percentage.

(2)    On January 1, 2018, we adopted ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost; ASU 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments; and ASU 2014-09, Revenue from Contracts with Customers. These new standards required retrospective application to all periods presented in our financial statements.

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Generac's Executive Compensation Practices

The following best practices ensure alignment between shareholders and executives while maintaining corporate governance.

WHAT WE DO:

Pay for Performance	A significant amount of executive officer pay is based on the achievement of specific annual and long-term strategic and financial goals.

Stock Ownership Guidelines	Stock ownership guidelines have been established for executive officers and Directors.

Compensation Risk Assessments	A compensation risk assessment is performed on a regular basis.

Independent Compensation Consultant	An independent consultant is retained by the Compensation Committee.

Clawback Policy	Requires the CEO, CFO and other key members of executive management to reimburse or forfeit any excess incentive compensation received due to the accounting restatement of the Company's financial statements as a result of the Company's material noncompliance with any financial reporting requirement under federal securities laws.

WHAT WE DO NOT DO:

Hedging of Company Stock	It is against Company policy to trade in puts or calls in Company securities, sell Company securities short, or otherwise hedge ownership of Company securities.

Pledging of Company Stock	Executive officers may not pledge Company securities or hold Company securities in margin accounts.

Tax Gross-Ups	Executive officers do not receive tax gross-ups either directly or indirectly.

Dividends on Unearned Performance Awards	Executive officers do not receive dividends on unearned performance awards.

"Single Trigger" Change in Control Severance Provisions	Executive officers do not have severance arrangements that trigger solely by virtue of a change in control.

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ABOUT OUR EXECUTIVE COMPENSATION PROGRAM

2020 Executive Compensation Program Changes and Events

We remain focused on the continuous improvement of our executive compensation program to ensure alignment with our compensation philosophy, Powering Our Future Strategy and shareholder interests, as well as market best practices. To this end, the Committee has made the following refinements to executive compensation:

What's Changed	How It's Changed	Rationale for Change

Performance Equity	Increased percentage weighting of performance shares granted in annual equity award mix	The Committee believes reducing stock options and increasing performance share weighting supports our continued focus on pay-for-performance alignment.

Peer Group	Removed five companies and added four new companies for a total of 19 companies	Removed companies due to misalignment of business model and/or revenue falling below desired range. New companies focus on storage, alternative energy or home energy management. Revenues are within relevant range.

Clawback Policy	Expanded definition of "covered executive"	Align to market practice of including business presidents

Philosophy and Objectives

We believe that the compensation program for our executives should directly support the achievement of specific annual, long-term and strategic goals of the business and, thereby, align the interests of executives with the interests of our stockholders. Our compensation program is designed to balance rewards for corporate, business and individual results.

The program's strong pay-for-performance alignment is an important part of our continuing commitment to enhancing long-term stockholder value.

We also believe that stockholders are best served when we are able to attract and retain high caliber executive talent. To that end, we offer competitive base salary, as well as annual and long-term incentive opportunities, which encourage specific performance and reward the

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successful efforts of our executives. Within this context, the four major objectives for our executive compensation program are:

To achieve these objectives, we have structured a compensation program that provides our executives with the following:

Pay Element	Form	Purpose

Base Salary	Cash (Fixed)	Reflects position responsibilities, competitive market rates, strategic importance of the position and individual experience.
Annual Performance Bonus Plan	Cash (Variable)	Rewards achievement of Generac's annual financial goals as defined by the Compensation Committee and other qualitative and quantitative performance objectives as determined by the Compensation Committee.
Long-Term Incentives	Equity (Variable)	Rewards strong performance with incentives that focus our executive team on creating stockholder value over the long-term. Performance share weighting adjusted to support our pay for performance philosophy.

The total direct compensation of our executives is market-based, and a significant portion of that compensation, including annual bonus and long-term incentives, is also performance-based. The Compensation Committee believes this construct results in a fair level of pay for target performance, and an above-market opportunity if the executive team builds share value in a sustainable way. We target cash compensation (base salary and annual bonus) around the median of our market and compensation peer group, taking into account the relative responsibilities of our executives. In general, we target long-term incentives at or above the market median to encourage the sustainability of the business and drive long-term stockholder value creation. This aligns with our approach to long-term financial goal-setting in which the Company often sets performance goals above the median, and in some cases above the

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75th percentile, relative to similar financial measures at our peers and the general industry. Actual total compensation in any given year may be above or below the total target level based on individual and corporate performance.

Target Pay Mix

The charts below reflect the target pay mix for our CEO and average target pay mix for our other named executives, and show that the majority of our named executives' total target direct compensation in 2020 is variable and performance based:

Target Pay Mix for our Executives

HOW COMPENSATION DECISIONS ARE MADE

Role of the Compensation Committee and Management

The Compensation Committee, composed solely of independent directors, is responsible for making executive compensation decisions for the named executive officers. The Compensation Committee works closely with its independent compensation consultant and management to examine pay and performance matters throughout the year.

Each year, the CEO and CFO establish a budget, which is approved by the Board of Directors. The budget establishes financial targets and other performance-related goals, which gives the Compensation Committee a basis for approving financial targets under the annual incentive plans for the year. The Compensation Committee also reviews the basis for establishing goals and objectives related to the compensation of the named executive officers. During this review, the Compensation Committee considers the balance between short-term cash compensation and long-term incentives and evaluates alignment of pay for performance in

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light of established goals and objectives. The Compensation Committee also considers profitable growth of the business and our relative stockholder return. The Compensation Committee sets the CEO compensation based on that evaluation using market and peer group data to determine appropriate total direct compensation levels (consisting of base salary, annual bonus and long-term incentives). The Compensation Committee also reviews and approves compensation for all executive officers using market data and in conjunction with recommendations from the CEO and EVP, Human Resources. See "Assessing External Market Practice" below for more information. Finally, in making subjective evaluations of the overall performance of the CEO, the Compensation Committee considers performance from the perspective of our core values and our leadership principles, which include practicing integrity, driving innovation, demonstrating agility, operational excellence, developing our employees, and building a team environment.

The CEO and EVP, Human Resources also provide the Compensation Committee with additional analyses and recommendations related to compensation of the CFO and all other executive direct reports to the CEO. The annual analysis includes market compensation data and a review of factors such as industry knowledge, level of experience, and skill set as to the compensation of the named executive officers. Neither the CEO nor the EVP, Human Resources makes recommendations with respect to his or her own compensation.

The Role of the Independent Consultant

In 2020, Willis Towers Watson provided advice to the Compensation Committee regarding base pay, use of peer group data, benchmarking of unique job scopes, annual and long-term incentive design, and the CEO pay ratio along with a variety of other compensation-related topics. The Compensation Committee has assessed the independence of Willis Towers Watson pursuant to the SEC rules and concluded that no conflict of interest exists that would prevent Willis Towers Watson from independently advising the Compensation Committee.

Assessing External Market Practice

Attracting and incentivizing high caliber executive talent is a critical part of our compensation philosophy and leadership strategy. Therefore, integral to our approach for setting compensation levels is ensuring we have a competitive pay framework. In support of this objective, annually Willis Towers Watson provides the Compensation Committee with compensation data with respect to similarly sized manufacturing companies in the identified peer group and amongst similarly sized general industry companies from a published survey perspective. In 2020, the Compensation Committee considered both of these sources in determining competitive total direct compensation benchmarks for our CEO, CFO and for the EVP, Industrial NAM. Published industry specific market survey data was considered in determining market total direct compensation benchmarks for all other executive officers. The Compensation Committee has generally targeted the market median for total cash compensation of our named executive officers, with the opportunity to meet or exceed market median if the Company achieves outstanding financial performance in a particular year. The Committee has targeted long-term incentive grant values at or above market median, which may result in total direct compensation at or above the market median with outstanding financial performance.

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Peer group membership is also reviewed annually. In 2020 the Compensation Committee engaged Willis Towers Watson to evaluate the peer group to ensure alignment with the company's strategy in light of recent growth, as well as acquisitions in the clean energy industry. Following the review, the Compensation Committee approved changes to remove five companies. The five included Brady Corporation, EnPro Industries, Inc. and Graco Inc. due to business model misalignment, Enerpac Tool Group Corp. due to revenue size and Briggs & Stratton Corporation due to bankruptcy and subsequent transition to private ownership. The Compensation Committee also approved the addition of four new companies, including EnerSys, First Solar, Inc. Resideo Technologies, Inc., and SolarEdge Technologies Inc., each of which focus on storage, alternative power or home energy management. All four are within Generac's revenue range and are aligned with Generac's Clean Energy efforts and strategic direction. Following these changes, the Compensation Committee examined the compensation practices of the following peer group companies for 2021 compensation decisions:

A.O. Smith	EnerSys	Itron, Inc.	Snap-On Inc.

Acuity	First Solar, Inc.	Nordson Corp.	SolarEdge Technologies, Inc.

Altra Industrial Motion Corp.	Franklin Electric Co, Inc.	Regal Beloit Corp.	Toro Co

Barnes Group Inc.	Hubbell Inc.	Resideo Tecnnologies, Inc.	Watts Water Technologies, Inc.

Donaldson Co Inc.	Idex Corp.	Rexnord

Stockholder Input and Outreach

The Committee also considers the results of advisory "say-on-pay" stockholder votes when making compensation decisions. At the 2020 Annual Meeting of Stockholders, when the Company's most recent advisory say-on-pay vote was held, nearly 97% of shares voting approved the compensation of the Company's executive officers. The Company currently holds say-on-pay votes every year.

During 2020, we met with various stockholders to discuss corporate governance, executive compensation and other matters. The Board and the Committee have considered, and will continue to seriously consider, feedback from these discussions as we review and evaluate our corporate governance practices and executive compensation programs.

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2020 EXECUTIVE COMPENSATION PROGRAM DECISIONS

Base Salary

The Compensation Committee reviews and approves base salary levels for all named executive officers at the beginning of each year. The following decisions reflect the Compensation Committee's consideration of external market practices, peer and published survey data and other factors including the individual's scope of role and performance, time in position and industry experience and are intended to more closely align pay with market-competitive levels.

Named Executive Officer	Annual Base Salary at 12/31/2019	Annual Base Salary at 12/31/2020	% Change
Aaron Jagdfeld	$915,000	$950,000	3.8%
York Ragen	$437,500	$450,000	2.9%
Russell Minick	$447,500	$465,500	3.9%
Patrick Forsythe	$390,000	$405,000	3.8%
Erik Wilde	$370,000	$382,000	3.2%

In March 2020, the Compensation Committee increased Mr. Jagdfeld's base salary to $950,000 to further align his pay to market competitive levels. Messrs. Ragen, Minick, Forsythe and Wilde received a base salary increase after consideration of both performance and market data.

In early March 2021, the Compensation Committee sought to address market considerations and recognize the sustained strong performance and strategic contributions of Mr. Jagdfeld with an increase to $1,000,000. The Compensation Committee also increased the base salary for Messrs. Ragen, Minick, Forsythe and Wilde. Mr. Ragen's base salary increased to $475,000, Mr. Minick to $485,000, Mr. Forsythe to $420,000, and Mr. Wilde to $395,000.

Annual Performance Bonus Plan

Under the Annual Performance Bonus Plan, the Compensation Committee approved the financial targets of the 2020 Annual Incentive Plan ("AIP"). Consistent with prior years, the annual bonus is calculated as a percentage of base salary and is paid in cash.

For 2020, the threshold, target and maximum bonus opportunity are as follows:

Named Executive Officer	Below Threshold as a % of Base Salary	Threshold Bonus as a % of Base Salary	Target Bonus as a % of Base Salary	Maximum Bonus as a % of Base Salary
Aaron Jagdfeld	0%	58%	115%	230%
York Ragen	0%	32.5%	65%	130%
Russell Minick	0%	32.5%	65%	130%
Patrick Forsythe	0%	32.5%	65%	130%
Erik Wilde	0%	32.5%	65%	130%

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In March 2020, the Compensation Committee increased Mr. Jagdfeld's Target Bonus from 112.5% to 115% to further align his pay to market competitive levels. For 2020, Adjusted EBITDA (excluding the impact of acquisitions that occurred during the performance period and before deduction for noncontrolling interests) was retained as one of two financial metrics of the AIP. Primary Working Capital ("PWC") as % of net sales replaced Operating Free Cash Flow as the second metric. Individual performance goals ("IPG"), the third and non-financial metric, did not change. The weighting of the metrics remained the same as summarized below:

Adjusted EBITDA	PWC as % of Net Sales	IPG
50%	25%	25%

2020 Annual Performance Bonus Plan Results

The 2020 financial targets for Adjusted EBITDA and PWC were $476.8 million and 27.5%, respectively. IPG goals for named executive officers for 2020 were based on achieving these financial targets, growing the Company's portion of the residential market, increasing industrial market share, geographic expansion (organic and inorganic), and other goals related to growth of our Clean Energy business, product development, organizational development & succession planning.

Achievement of the above stated financial targets under the plan would result in a 100% payout for three components in the plan. For 2020 under the AIP, the Company's Adjusted EBITDA (excluding the impact of acquisitions that occurred during the performance period and before deduction for noncontrolling interests) was $585 million, which exceeded the target for the Adjusted EBITDA portion. The level of Adjusted EBITDA achieved also corresponds to the resulting payout opportunity for the IPG portion of the bonus plan. The IPG is adjusted for each named executive officer's performance against certain defined and measurable goals established at the commencement of the year and developed to achieve specific initiatives related to the Company's longterm strategy. The Company's PWC, also excluding the impact of acquisitions, was 27.1%, which slightly exceeded the target for the PWC portion. As a result, the Committee approved the overall 2020 achievement payout of 182% out of a maximum of 200%.

Annual Performance Bonus Metrics	2020 Financial Targets (in millions of $US)	2020 Achievement (in millions of $US)	Payout %
Adjusted EBITDA (50%)*	$476.8	$585
PWC as % of Net Sales (25%)	27.50%	27.10%	182%
Individual Performance Goals (25%)	NA	Aligned to Adjusted EBITDA
*
Adjusted EBITDA under the AIP excludes the impact of acquisitions that occurred during the performance period and is calculated before deduction for noncontrolling interests.

The Compensation Committee maintains its discretion to make adjustments to the annual performance bonuses, regardless of the outcome under incentive bonus formulas. For 2020 the Compensation Committee made no adjustments or modifications to the financial targets or payouts as a result of the COVID-19 pandemic.

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Long-Term Incentives

Generac believes that equity awards and other forms of long-term incentive compensation are a critical component of a competitive, comprehensive executive compensation program.

Consequently, the Company has made annual equity awards to its named executive officers since 2012.

Our long-term incentive program ("LTIP") is designed to reward our executives for their contribution to the Company's long-term growth and performance, and to better align the interests of our named executive officers with those of our stockholders. In addition, our long-term awards are used to attract and retain critical employee talent by providing a competitive market-based opportunity.

In 2019 and prior, a combination of stock options, restricted stock and performance share awards were granted to the named executive officers, as follows:

  •
  Fifty percent (50%) of the award was granted in the form of stock options, with those options vesting equally over the four anniversaries immediately following the date of grant.

  •
  Twenty-five percent (25%) of the award was granted in the form of restricted stock, with those shares vesting equally over the three anniversaries immediately following the date of grant.

  •
  Twenty-five percent (25%) of the award was granted in the form of performance shares. Named executive officers may earn from 0% to 200% of their target performance share awards based on the achievement of specified revenue growth and EBITDA margin goals. Each performance share has a value equal to a share of common stock and the number of shares that can be earned is contingent upon Company performance over a three-year performance period, against goals approved by the Compensation Committee.

2019 Long-Term Equity Incentive Mix

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For the grants made in 2020, the Compensation Committee approved a change in the mix of stock options, restricted stock and performance share awards granted to the named executive officers, as follows:

  •
  Thirty-three percent (33.3%) of the award was granted in the form of performance shares. Named executive officers may earn from 0% to 200% of their target performance share awards based on the achievement of specified revenue growth, EBITDA margin and Free Cash Flow Conversion goals. Each performance share has a value equal to a share of common stock and the number of shares that can be earned is contingent upon Company performance over a three-year performance period, against goals approved by the Compensation Committee.

  •
  Thirty-three percent (33.3%) of the award was granted in the form of restricted stock, with those shares vesting equally over the three anniversaries immediately following the date of grant.

  •
  Thirty-three percent (33.4%) of the award was granted in the form of stock options, with those options vesting equally over the four anniversaries immediately following the date of grant.

2020 Long-Term Equity Incentive Mix

For 2020, the award grants for the named executive officers were as follows:

Grants of Plan-Based Awards

Executive	Value of Stock Options(1)	Value of Time- Vested Restricted Stock(2)	Value of Performance Shares(3)	Total Value of 2020 Long- Term Incentive Grants
Aaron Jagdfeld	$1,336,020	$1,332,009	$1,332,009	$4,000,039
York Ragen	$300,624	$299,769	$299,769	$900,161
Russell Minick	$334,023	$333,054	$333,054	$1,000,130
Patrick Forsythe	$236,763	$236,067	$236,067	$708,896
Erik Wilde	$223,283	$222,650	$222,650	$668,584

(1)
Value of time-vested stock options at March 2020 grant date.

(2)
Value of time-vested restricted stock at March 2020 grant date.

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(3)
Value of performance shares at March 2020 grant date.

In addition, the Compensation Committee approved certain incremental equity awards to be granted to Mr. Minick effective March 1, 2021. The equity awards included an award of restricted stock valued at $1 million that vests on March 1, 2024, and an award of performance shares valued at $1 million, at target achievement level, with a performance period ending December 31, 2023. These awards are intended to retain and align Mr. Minick's interests with certain objectives related to Generac's Energy Technology initiatives over the next three years.

2018-2020 Performance Share Results

The named executive officers held performance shares granted in 2018 that vested based on results during the three-year 2018-2020 performance period. This grant was intended to encourage target revenue growth measured in compound annual growth rate ("CAGR") and target Adjusted EBITDA margin percentages for 2018-2020. Specifically, if revenue growth (CAGR) and average Adjusted EBITDA margin percentages during the period were achieved within a defined target range on a performance matrix, the named executive officers would earn from 10% to 200% of their target performance share awards. The revenue growth (CAGR) and Adjusted EBITDA margin targets were set at a level, given business conditions at the time the awards were granted, that were designed to be challenging but achievable with strong management performance. After the conclusion of the three-year period, the performance share targets were measured against actual financial results for Generac Power Systems, Inc., excluding any businesses acquired during the three-year period. For the three-year period from 2018-2020, the Committee determined and approved a final vesting of 200%. The minimum, target, and maximum financial performance metrics and the actual results for the 2018-2020 performance awards are reflected below:

Performance Measure	Minimum	Target	Maximum	Actual 2018-2020 Cycle Results	Final Vesting
Revenue Growth (CAGR)	2.0%	4.5%	7.0%	11.56%
Adjusted EBITDA Margin %	19.0%	20.0%	21.0%	22.65%	200%

OTHER PRACTICES, POLICIES & GUIDELINES

Clawback and Hedging Policies

Effective April 2019, the Company adopted a formal "clawback" policy applicable to annual and longterm incentive awards made to the CEO, CFO and other executive officers. In December 2020, an amendment expanded the policy to include any other key member of executive management as identified by the board or CEO. Under this policy, the Company may seek to recoup incentive compensation paid to its executive officers to the extent that such compensation was granted, vested, or earned based on financial results that the Company is required to restate as a result of material noncompliance with any financial reporting requirement under federal securities laws.

In addition, under our insider trading policy, officers, employees, and members of the Board of Directors may not engage in short-selling Company common stock at any time. Such individuals are also prohibited from pledging Company securities, including holding Company securities in a margin account, and from engaging in hedging transactions. The prohibition on hedging transactions covers all officers, employees and members of the Board of Directors, and their designees, and prohibits the purchase of any financial instruments (including prepaid

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variable forward contracts, equity swaps, collars and exchange funds) and other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company's securities. The prohibition on hedging does not preclude general portfolio diversification or investing in broad-based index funds.

Stock Ownership Guidelines

The Compensation Committee believes that it is in the best interest of Generac and its stockholders to align the financial interests of the Company's officers and directors with those of Generac's stockholders by requiring officers and directors to establish and maintain a permanent minimum ownership position in Company stock (based on the market value of our common stock), and by limiting the ability to sell Company stock until guideline ownership levels have been achieved. In addition, the Compensation Committee believes that the investment community values stock ownership by such officers and that share ownership demonstrates a commitment to and belief in the long-term strategic direction of Generac. Accordingly, stock ownership guidelines have been established for the Company's officers and directors, including all the named executive officers.

The current stock ownership guidelines are as follows:

Position/Level	Multiple of Salary Requirement

CEO	4.0X annual base pay
CFO, EVP & SVP	2.0X annual base pay
Group Vice Presidents/GM	1.0X annual base pay

Executives are expected to build ownership value over time as a result of their performance and participation in the Company's equity compensation programs. Under the guidelines, no time period is specified for compliance for officers. The following retention ratios apply to each executive based on years of service and percentage of the guideline that has been achieved. Under the stock ownership guidelines, (i) an executive that has met 50% of the multiple of salary guideline and has less than 5 years of service has a 50% retention ratio, (ii) an executive that has met 50% of the multiple of salary guideline and has five or more years of service has a 25% retention ratio and (iii) an executive that has met less than 50% of the multiple of salary guideline has a 75% retention ratio. The Compensation Committee assesses progress towards meeting the guidelines on an annual basis. As of March 31, 2020, all five named executive officers, including the CEO and CFO, have met their ownership guidelines.

Outside directors have five years to meet their minimum ownership requirement. As of March 31, 2021, all Directors have met their ownership guidelines as follows:

Position/Level	Multiple of Salary Requirement

Directors	5.0X annual cash retainer

Benefits and Perquisites

Generac does not provide for special medical, dental, insurance or disability benefits for the named executive officers beyond that offered to all employees. In addition, Generac does not offer special perquisites for any of the named executive officers.

Retirement Plans

The named executive officers are eligible to participate in the Generac Power Systems, Inc. Employees 401(k) Savings Plan on the same terms as other participating employees.

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Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the "EXECUTIVE COMPENSATION—Compensation Discussion and Analysis" section with our management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the "EXECUTIVE COMPENSATION—Compensation Discussion and Analysis" section be included in this Proxy Statement, which will be incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Respectfully submitted by the Compensation Committee of the Board of Directors.

John Bowlin, Chair Bennett Morgan William Jenkins Marcia Avedon

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2020 Summary Compensation Table

The following table shows compensation information for 2018, 2019 and 2020 for our named executive officers.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)(2)	Change in pension value ($)	All other compensation ($)(3)	Total ($)
Aaron Jagdfeld	2020	944,151	—	2,664,019	1,336,020	1,963,769	—	53,638	6,961,596
Chairman, President and Chief	2019	907,233	—	1,750,009	1,750,003	1,574,172	—	69,521	6,050,937
Executive Officer	2018	862,986	—	1,680,077	1,680,002	1,627,172	—	33,482	5,883,719
York Ragen	2020	447,911	—	599,537	300,624	524,306	—	22,650	1,895,028
Chief Financial Officer	2019	435,342	—	437,554	437,515	418,458	—	28,868	1,757,738
	2018	422,370	—	425,022	425,002	453,741	—	30,738	1,756,873
Russell Minick	2020	462,075	—	666,107	334,023	541,783	—	10,991	2,014,979
Chief Marketing Officer	2019	445,342	—	447,551	447,509	437,621	—	14,192	1,792,216
	2018	432,370	—	435,026	435,006	470,072	—	8,961	1,781,435
Patrick Forsythe	2020	402,493	—	472,133	236,763	471,876	—	31,915	1,615,180
Chief Technical Officer	2019	387,842	—	341,338	341,252	381,391	—	9,150	1,460,973
	2018	375,484	—	330,329	330,305	412,844	—	8,994	1,457,955
Erik Wilde	2020	379,995	—	445,300	223,283	407,833	—	12,958	1,469,369
Executive Vice President	2019	367,929	—	323,844	323,758	353,896	—	8,400	1,377,827
Industrial—Americas	2018	355,721	—	313,303	313,263	388,493	—	46,247	1,417,027

(1)
The amounts reported for 2020 represent the aggregate grant date fair value for awards of restricted stock, stock options, and performance shares and are computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Subtopic 718-10. See Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 for a discussion of the relevant assumptions used in calculating these amounts. All amounts represent potential future income calculated for financial reporting purposes; actual amounts recognized by the named executive officers may be materially different depending on, among other things, the Company's stock price performance and the period of service of the executive. The Stock Award amounts are composed in equal measure of restricted stock and performance shares, with the performance share portion assuming target performance by the Company during the relevant performance period. Assuming achievement of maximum performance during the relevant performance period for the performance shares, the Stock Award amounts provided would increase by a multiplier of 1.5.

(2)
The non-equity incentive plan compensation column reflects cash incentive awards earned pursuant to our Annual Performance Bonus Plan as previously described. These awards are earned during the year reflected and paid in the following year.

(3)
All other compensation represents the employer matching contributions and employer non-elective contributions of the defined contribution plan and cash payouts of unused vacation. Included in the number for Mr. Jagdfeld, Mr. Ragen and Mr. Forsythe are $36,538, $11,250 and $23,365, respectively, for unused 2020 vacation time.

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Grants of Plan-Based Awards in 2020

The following table indicates potential cash incentive compensation under our Annual Performance Bonus Plan based on 2020 performance and equity awards granted in 2020.

		Possible payouts under non-equity incentive plan awards(1)			Possible future payouts under equity incentive plan awards			Possible payouts under equity incentive plan awards(2)			All other stock awards: number of shares of stock or	All other option awards: number of securities underlying	Exercise or base price of option	Closing market price on date	Grant date fair value of stock and option

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Threshold (#)	Target (#)	Maximum (#)	units (#)(3)	options (#)(4)	awards ($/sh)(5)	of grant	awards ($)
Aaron Jagdfeld	—	437,000	1,092,500	2,185,000	—	—	—	—	—	—	—	—	—	—	—
	3/1/20	—	—	—	—	—	—	—	13,006	26,012	—	—	—		1,332,009
	3/1/20	—	—	—	—	—	—	—	—	—	13,006	—	—	—	1,332,009
	3/1/20	—	—	—	—	—	—	—	—	—	—	37,762	$102.42	—	1,336,020
Russell Minick	—	120,900	302,250	604,500	—	—	—	—	—	—	—	—	—	—	—
	3/1/20	—	—	—	—	—	—	—	3,252	6,504	—	—	—		236,067
	3/1/20	—	—	—	—	—	—	—	—	—	3,252	—	—	—	236,067
	3/1/20	—	—	—	—	—	—	—	—	—	—	9,441	$102.42	—	236,763
York Ragen	—	117,000	292,500	585,000	—	—	—	—	—	—	—	—	—	—	—
	3/1/20	—	—	—	—	—	—	—	2,927	5,854	—	—	—		299,769
	3/1/20	—	—	—	—	—	—	—	—	—	2,927	—	—	—	299,769
	3/1/20	—	—	—	—	—	—	—	—	—	—	8,497	$102.42	—	300,624
Patrick Forsythe	—	105,300	263,250	526,500	—	—	—	—	—	—	—	—	—	—	—
	3/1/20	—	—	—	—	—	—	—	2,305	4,610	—	—	—	—	333,054
	3/1/20	—	—	—	—	—	—	—	—	—	2,305	—	—	—	333,054
	3/1/20	—	—	—	—	—	—	—	—	—	—	6,692	$102.42	—	334,023
Erik Wilde	—	99,320	248,300	496,600	—	—	—	—	—	—	—	—	—	—	—
	3/1/20	—	—	—	—	—	—	—	2,174	4,348	—	—	—		222,650
	3/1/20	—	—	—	—	—	—	—	—	—	2,174	—	—	—	222,650
	3/1/20	—	—	—	—	—	—	—	—	—	—	6,311	$102.42	—	223,283

(1)
Under the Annual Performance Bonus Plan, the Compensation Committee approved a 2020 Annual Incentive Plan ("AIP"). For additional information regarding the Annual Performance Bonus Plan, please see the Compensation Discussion and Analysis.

(2)
Represents an award of performance shares that vests from 0% to 200% on the third anniversary of the grant date based on meeting certain Company performance goals relating to the 2020-2022 performance period.

(3)
Represents an award of restricted stock, vesting in equal installments on each anniversary of the date of grant over three years.

(4)
Represents an award of stock options, vesting 25% on each anniversary of the date of grant over four years.

(5)
The grant date fair values were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Subtopic 718-10. See Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 for a discussion of the relevant assumptions used in calculating these amounts.

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2020 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2020:

	Option awards					Stock awards

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)(16)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Aaron Jagdfeld	62,087	—	(1)	$15.94	02/24/22	—		—	—		—
	69,501	—	(2)	$29.81	03/14/23	—		—	—		—
	47,156	—	(3)	$57.63	02/28/24	—		—	—		—
	53,641	—	(4)	$49.70	02/13/25	—		—	—		—
	109,052	—	(5)	$33.23	02/18/26	—		—	—		—
	71,301	23,768	(6)	$40.12	03/01/27	—		—	—		—
	47,022	47,022	(7)	$43.88	03/01/28	6,382	(10)	1,451,331	19,144	(11)	4,353,537
	22,633	67,900	(8)	$52.07	03/01/29	11,204	(12)	2,547,902	16,806	(13)	3,821,852
	—	37,762	(9)	$102.42	03/01/30	13,006	(14)	2,957,694	13,006	(15)	2,957,694
York Ragen	19,335	—	(2)	$29.81	03/14/23	—		—	—		—
	13,770	—	(3)	$57.63	02/28/24	—		—	—		—
	18,357	—	(4)	$49.70	02/13/25	—		—	—		—
	29,081	—	(5)	$33.23	02/18/26	—		—	—		—
	18,271	6,091	(6)	$40.12	03/01/27	—		—	—		—
	11,895	11,896	(7)	$43.88	03/01/28	1,613	(10)	366,812	4,843	(11)	1,101,347
	5,658	16,976	(8)	$52.07	03/01/29	2,801	(12)	636,975	4,202	(13)	955,577
	—	8,497	(9)	$102.42	03/01/30	2,927	(14)	665,629	2,927	(15)	665,629
Russell Minick	—	6,239	(6)	$40.12	03/01/27	—		—	—		—
	—	12,176	(7)	$43.88	03/01/28	1,651	(10)	375,454	4,957	(11)	1,127,271
	—	17,364	(8)	$52.07	03/01/29	2,865	(12)	651,530	4,298	(13)	977,408
	—	9,441	(9)	$102.42	03/01/30	3,252	(14)	739,537	3,252	(15)	739,537
Patrick Forsythe	9,733	—	(5)	$33.23	02/18/26	—		—	—		—
	8,156	4,078	(6)	$40.12	03/01/27	—		—	—		—
	9,245	9,245	(7)	$43.88	03/01/28	1,254	(10)	285,172	3,764	(11)	855,971
	4,413	13,241	(8)	$52.07	03/01/29	2,185	(12)	496,891	3,278	(13)	745,450
	—	6,692	(9)	$102.42	03/01/30	2,305	(14)	524,180	2,305	(15)	524,180
Erik Wilde	—	1,602	(6)	$40.12	03/01/27	—		—	—		—
	—	8,768	(7)	$43.88	03/01/28	1,190	(10)	270,618	3,570	(11)	811,854
	—	12,562	(8)	$52.07	03/01/29	2,073	(12)	471,421	3,110	(13)	707,245
	—	6,311	(9)	$102.42	03/01/30	2,174	(14)	494,389	2,174	(15)	494,389
(1)
These options were granted on February 24, 2012, and vest in 25% increments on each of the first through fourth anniversaries of the date of grant.

(2)
These options were granted on March 14, 2013, and vest in 25% increments on each of the first through fourth anniversaries of the date of grant.

(3)
These options were granted on February 28, 2014, and vest in 25% increments on each of the first through fourth anniversaries of the date of grant.

(4)
These options were granted on February 13, 2015, and vest in 25% increments on each of the first through fourth anniversaries of the date of grant.

(5)
These options were granted on February 18, 2016, and vest in 25% increments on each of the first through fourth anniversaries of the date of grant.

(6)
These options were granted on March 1, 2017, and vest in 25% increments on each of the first through fourth anniversaries of the date of grant.

(7)
These options were granted on March 1, 2018, and vest in 25% increments on each of the first through fourth anniversaries of the date of grant.

(8)
These options were granted on March 1, 2019, and vest in 25% increments on each of the first through fourth anniversaries of the date of grant.

45	2021 Proxy Statement

(9)
These options were granted on March 1, 2020, and vest in 25% increments on each of the first through fourth anniversaries of the date of grant.

(10)
Represents an award of restricted stock granted March 1, 2018, and vests in equal installments on each of the first through third year anniversaries of the grant date.

(11)
Represents an award of restricted stock with performance features granted March 1, 2018, which vests from 0% to 200% on the third anniversary of the grant date based on meeting certain Company performance goals relating to 2018-2020 fiscal years.

(12)
Represents an award of restricted stock granted March 1, 2019, and vests in equal installments on each of the first through third year anniversaries of the grant date.

(13)
Represents an award of restricted stock with performance features granted March 1, 2019, which vests from 0% to 200% on the third anniversary of the grant date based on meeting certain Company performance goals relating to 2019-2021 fiscal years.

(14)
Represents an award of restricted stock granted March 1, 2020, and vests in equal installments on each of the first through third year anniversaries of the grant date.

(15)
Represents an award of restricted stock with performance features granted March 1, 2020, which vests from 0% to 200% on the third anniversary of the grant date based on meeting certain Company performance goals relating to 2020-2022 fiscal years.

(16)
In connection with the Company's June 2012 $6.00/share special dividend and June 2013 $5.00/share special dividend, our Board of Directors reduced the exercise prices of options granted prior to the dividend dates by the amount of the dividend in accordance with the applicable Plan provisions. The exercise price reported in this table represents the exercise price after adjusting for such dividend.

Option Exercises and Stock Vested in 2020

The following table sets forth information regarding option exercises and the vesting of stock awards during 2020 for our named executive officers:

	Option Exercises and Stock Vested in 2020

	Option awards		Stock awards

Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Aaron Jagdfeld	—	—	54,524	5,584,163
York Ragen	17,716	1,531,665	13,916	1,425,229
Russell Minick	26,635	1,364,611	14,254	1,459,846
Patrick Forsythe	10,446	805,178	9,646	987,808
Erik Wilde	10,172	680,229	5,094	521,710

(1)
The actual shares received after withholding shares using the net share settlement method to cover the tax liability resulting from the vesting of such shares were 30,711, 8,857, 9,051, 6,568 and 3,483 for Mr. Jagdfeld, Mr. Ragen, Mr. Minick, Mr. Forsythe and Mr. Wilde, respectively.

Employment Agreements and Severance Benefits

Mr. Jagdfeld is subject to an employment agreement with the Company which, as of November 5, 2018, provides for a three-year initial term and renews annually thereafter. In the event of a Change in Control as defined in the Company's Executive Change in Control Policy, the current expiration of Mr. Jagdfeld's term would be extended by 24 months from the date of the Change in Control.

In the event Mr. Jagdfeld's employment is terminated by us without Cause or by the executive for Good Reason, we are obligated to provide severance benefits.

46	2021 Proxy Statement

Cause is defined as the executive's: (a) willful and continued failure to substantially perform his or her duties; (b) gross negligence or willful misconduct in the performance of his or her duties; (c) commission of fraud, embezzlement, misappropriation of funds, breach of fiduciary duty or a material act of dishonesty against us; (d) gross negligence or willful misconduct deemed a material violation of Company policy; (e) indictment for a felony; or (f) drug addiction or habitual intoxication that adversely effects his or her performance or the reputation or best interests of the Company.

In Mr. Jagdfeld's employment agreement, Good Reason is defined as: (a) a reduction in excess of 5% of the executive's base salary or target bonus opportunity, excluding across the board reductions affecting all senior executives; (b) a material reduction of the executive's duties or responsibilities; (c) a failure of the Company to make available to the executive the type of employee benefits which are available to the executive as of November 5, 2018; (d) a requirement by us that the executive be based in an office that is 50 miles or more from his principal place of employment as of November 5, 2018; and (e) a material breach of any material term or condition of the employment agreement by us that has not been cured within 20 days after written notice has been given.

All severance payments are subject to the executive's execution and effectiveness of a release of claims in the form attached to the employment agreement, and the executive's continued compliance with a Restrictive Covenant Agreement (as defined herein).

If we terminate Mr. Jagdfeld's employment for Cause, or if he terminates his employment without Good Reason, he is entitled only to the obligations already accrued under his employment agreement and his outstanding equity award agreements. If we terminate Mr. Jagdfeld's employment without Cause or if he terminates his employment for Good Reason, he is entitled to (1) any accrued but unpaid base salary and vacation pay through the Termination Date (as defined in his employment agreement), payable within thirty days following such Termination Date, (2) any earned annual bonus for the fiscal year during which the Termination Date occurred (and the annual bonus for the prior fiscal year, if earned but not yet paid), payable in accordance with our usual bonus payment schedule, (3) continued participation for him and his spouse and dependents in our medical, hospitalization, dental and life insurance programs for a period of 24 months at our expense commencing on the Termination Date, and he would be entitled to full COBRA rights following the termination of such benefits, and (4) acceleration of certain outstanding equity awards, in accordance with the terms of his award agreements. In addition, Mr. Jagdfeld would be entitled to continued payment of his base salary for a period of 24 months commencing on the Termination Date, payable in accordance with our standard payroll practices, and payments equal to 200% of his target annual bonus for the year in which the Termination Date occurs, payable in equal installments over a period of 24 months commencing on the Termination Date.

The following table sets forth the severance benefits that would have been payable to Mr. Jagdfeld if we had terminated Mr. Jagdfeld's employment agreement without Cause on December 31, 2020 or if he terminated his employment agreement for Good Reason:

Executive	Severance Period	Salary	Target Bonus	Benefits	Value of Accelerated Equity(1)	Total Severance
Aaron Jagdfeld	24 months	$1,900,000	$4,370,000	$23,986	$44,551,707	$50,845,693

(1)
Represents the value of the longterm incentive awards to be received upon a qualifying termination of employment. Under the terms of the restricted stock agreements and option agreements, if within the oneyear period following a change in control, the participant's employment is terminated without cause, the participant's outstanding restricted stock and stock options shall vest as of the date of such termination of employment. In the case of the outstanding restricted stock awards, the

47	2021 Proxy Statement

  equity value represents the value of the shares (determined by multiplying the closing price of $227.41 per share on December 31, 2020 by the number of unvested shares of restricted stock that would vest upon termination of employment). In the case of option awards, the equity value was determined by multiplying (i) the spread between the exercise price and the closing price of $227.41 per share on December 31, 2020 and (ii) the number of unvested option shares that would vest following termination.

Simultaneously with the execution of Mr. Jagdfeld's employment agreement, we entered into a confidentiality, non-competition and intellectual property agreement ("Restrictive Covenant Agreement") with Mr. Jagdfeld. Pursuant to the Restrictive Covenant Agreement, Mr. Jagdfeld has agreed to maintain Confidential Information (as defined in the Restrictive Covenant Agreement) in confidence and secrecy and has agreed not to compete with us or solicit any of our employees during his employment and for a period of 24 months following his termination.

Although they have not entered into employment agreements, Messrs. Ragen, Minick, Forsythe, and Wilde have also signed employee nondisclosure and non-compete agreements. Our salary and bonus arrangements with Messrs. Ragen, Minick, Forsythe, and Wilde are described under "Compensation Discussion and Analysis—2020 Executive Compensation Program Decisions."

As previously disclosed, in November 2018, the Board approved and the Company adopted an Executive Change in Control Policy ("CIC Policy") applicable to all executive officers, excluding the CEO. Effective with this adoption, all previous Change in Control Severance Agreements between the Company and Messrs. Ragen, Minick, Forsythe, and Wilde were terminated. Additional detail regarding the CIC Policy is included below, and all capitalized terms used therein are as defined in the CIC Policy unless otherwise noted.

Under the CIC Policy, an eligible executive is entitled to severance benefits upon termination of employment by us without Cause or by the executive for Good Reason during the period commencing 120 days prior to the occurrence of a Change in Control and ending on the second anniversary of the date of the Change in Control.

Under the CIC Policy, a Change in Control is defined as any of the following: (a) acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1) and (2) of subsection (c) of this definition; (b) the cessation for any reason of individuals who, as of November 5, 2018, constitute the Board (the "Incumbent Board") to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (c) the consummation of

48	2021 Proxy Statement

a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (2) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (d) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Cause is defined as: (a) An Executive's willful and continued failure to perform substantially his or her duties owed to the Employer (other than such failure resulting from a Disability) after a written demand for substantial performance is delivered to the Executive specifically identifying the nature of such unacceptable performance and is not cured by the Executive within a reasonable period, not to exceed 30 days; (b) An Executive is convicted of (or pleads guilty or no contest to) a felony or any crime involving moral turpitude; (c) An Executive has engaged in conduct that constitutes gross negligence or willful misconduct in the performance of his or her employment duties and/or deemed a material violation of a Company policy; (d) An Executive commits fraud, embezzlement, misappropriation of funds, breach of fiduciary duty, or a material act of dishonesty against the Company; (e) An Executive's drug addiction, habitual intoxication, or violation of the Company's Code of Ethics and Business Conduct and/or Supplemental Code of Ethics and Business Conduct adversely affects Executive's job performance and duties, or the reputation or best interests of the Company; or (f) An Executive's breach of any representation, warranty or covenant under this Policy, an award agreement, an employment agreement or other agreement or arrangement with an Employer. However, an act or omission by an Executive shall not be "willful" if conducted in good faith and with the Executive's reasonable belief that such conduct is in the best interests of the Employer.

Good Reason means, without the express written consent of an Executive, the occurrence of any of the following events during a Protection Period: (a) An Executive's Base Salary or target annual bonus opportunity under the Company's Annual Performance Bonus Plan or other similar annual bonus plan of the Company or any other Employer is reduced in excess of 5%, excluding across the board reductions affecting all executive officers of the Company; (b) An Executive's duties or responsibilities are negatively and materially changed in a manner inconsistent with the Executive's position (including status, offices, titles, and reporting responsibilities) or authority; or (c) The Company requires an Executive's principal office to be relocated more than 50 miles from its location as of the date immediate preceding a Change in Control. However, Good Reason shall not exist unless the Executive provides the Board not less than 30 nor more than 90 days' written notice, with specificity, of the grounds constituting Good Reason and an opportunity within such notice period for the Company to cure such grounds, and the Company fails to cure such grounds within the prescribed time period. Such notice shall be given within 90 days following the initial existence of such grounds constituting

49	2021 Proxy Statement

Good Reason for such notice and subsequent termination, if not so cured above, to be effective.

If we terminate the employment of the Executive without Cause or if the Executive terminates his or her employment for Good Reason during the Protection Period, the Executive is entitled to receive from us: (i) any accrued but unpaid Base Salary and vacation pay through the Qualifying Termination date; (ii) any annual bonus for the fiscal year prior to the year in which the Qualifying Termination date occurred, if earned but not yet paid; (iii) a lump sum payment in the aggregate amount equal to the sum of the Executive's Base Salary and the Executive's target annual bonus for the year during which the Qualifying Termination occurred, multiplied by two (2) (collectively, "CIC Severance Pay"); and (iv) continued participation for the Executive and his or her spouse and dependents in the Employer's medical, hospitalization, dental, and life insurance programs in which Executive participated immediately prior to the Qualifying Termination date for a period of twentyfour (24) months following such date (the "Continued Benefits"), and Executive and his or her eligible spouse and dependents shall be entitled to full COBRA rights following the termination of such Continued Benefits; (v) unvested options and other longterm incentive awards granted to the Executive pursuant to award agreements through the date of termination shall vest in accordance with such agreements upon the Qualifying Termination or, in the event of a Qualifying Termination prior to the Change in Control, upon the Change in Control. Any longterm incentive award where the number of shares that are earned upon vesting or the amount of payment varies dependent attainment of a performance level will be deemed earned at the "target" performance level (i.e., 100% payout).

Under the CIC Policy, if we had terminated the employment of Messrs. Minick, Ragen, Forsythe, and Wilde without Cause or if they terminated their employment for Good Reason on December 31, 2020 and such date was within a Protection Period, they would have been entitled to the amounts set forth in the following table:

Executive	Change in Control Severance Period	Salary	Target Bonus	Benefits	Value of Accelerated Equity(1)	Total Severance
York Ragen	24 months	$900,000	$1,170,000	$23,516	$10,992,487	$13,086,003
Russell Minick	24 months	$930,000	$1,209,000	$20,640	$11,419,842	$13,579,482
Patrick Forsythe	24 months	$810,000	$1,053,000	$17,263	$8,452,621	$10,332,884
Erik Wilde	24 months	$764,000	$993,200	$26,610	$7,585,332	$9,369,142

(1)
Represents the value of the long-term incentive awards to be received upon a Qualifying Termination. Under the terms of the CIC Policy, if during a Protection Period the Executive's employment is terminated by the Company without Cause (or by the Executive for Good Reason), the Executive's outstanding restricted stock, stock options, and performance shares shall vest as of the date of such termination of employment. In the case of the outstanding restricted stock and performance share awards, the equity value represents the value of the shares (determined by multiplying the closing price of $227.41 per share on December 31, 2020 by the number of unvested shares of restricted stock and performance shares that would vest upon termination of employment, with the number of performance shares calculated at target achievement, and in accordance with the applicable award agreements). In the case of option awards, the equity value was determined by multiplying (i) the spread between the exercise price and the closing price of $227.41 per share on December 31, 2020 and (ii) the number of unvested option shares that would vest following termination

All severance benefits are subject to the Executive's execution and the effectiveness of a release of claims, as well as continued compliance with the nondisclosure and noncompete agreement between each Executive and the Company.

50	2021 Proxy Statement

2020 Director Compensation

Non-employee directors are paid in accordance with the Company's Non-Employee Director Compensation Policy, as amended. The following table shows compensation information for 2020 for our Board of Directors.

Name	Fees earned ($)(2)	Stock awards ($)(1)	Total ($)
Marcia Avedon	—	215,153	215,153
John Bowlin	105,000	125,051	230,051
Robert Dixon	102,500	125,051	227,551
William Jenkins	90,000	125,051	215,091
Andrew Lampereur	—	235,343	235,343
Bennett Morgan	—	240,279	240,279
David Ramon	90,000	125,051	215,051
Kathryn Roedel	90,000	125,051	215,051
Dominick Zarcone	—	215,153	215,153

(1)
Represents shares received in connection with annual equity grants and, if elected in lieu of cash by the non-employee director, quarterly retainer fees. The amounts indicated represent the aggregate grant date fair value for awards of stock (including Deferred Stock Units), computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Subtopic 718-10. See Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 for a discussion of the relevant assumptions used in calculating these amounts.

(2)
Once directors have met their minimum stock ownership requirement, they may elect to receive their annual stock grant in cash.

As of December 31, 2020, each individual who served as an outside director during 2020 had outstanding the following number of stock awards, all of which consist of Deferred Stock Units issued pursuant to the Company's Deferred Stock Unit Plan for Non-Employee Directors:

Name	Stock awards (#)
Marcia Avedon	0
John Bowlin	0
Robert Dixon	7,257
William Jenkins	1,417
Andrew Lampereur	12,992
Bennett Morgan	10,328
David Ramon	3,300
Kathryn Roedel	8,673
Dominick Zarcone	8,702

51	2021 Proxy Statement

2020 DIRECTOR COMPENSATION

During 2020, the fee paid to the Chairman of the Audit Committee was $5,000 per quarter, while the fee paid to the Chairman of the Compensation Committee was $3,750, and the fee paid to the Chairman of the Nominating and Corporate Governance Committee was $3,125 per quarter. The fee paid to the Lead Director was $6,250 per quarter. Our non-employee directors are reimbursed for out-of-pocket expenses incurred in connection with rendering board services.

Non-employee Director Pay

In September 2019, the Compensation Committee reviewed a competitive assessment of its non-employee director compensation program with the assistance of Willis Towers Watson. Based on that assessment, various compensation elements were increased effective January 1, 2020, including the annual retainer, the annual equity grant, and the additional retainer for the Chairman of the Compensation Committee as shown in the table below.

	Prior to January 1, 2020	As of January 1, 2020
Board Compensation
Annual Retainer	$80,000	$90,000
Annual Equity Grant	$115,000	$125,000
Additional Board Leadership Retainers
Lead Director	$25,000	$25,000
Audit Committee Chairman	$20,000	$20,000
Compensation Committee Chairman	$15,000	$15,000
Nominating & Corporate Governance Committee Chairman	$10,000	$12,500

52	2021 Proxy Statement

2020 DIRECTOR COMPENSATION

Pay Ratio Disclosure

In accordance with Item 402(u) of Regulation S-K, passed as part of the Dodd-Frank Wall Street Reform Act and Consumer Protection Act of 2010, we determined the ratio of the annual total compensation of Mr. Jagdfeld relative to the annual total compensation of our median employee.

Also in accordance with the rules, in 2020 we identified a new median employee using a multistep process that is permitted under the SEC rules. We first examined the annual cash compensation paid to each employee during 2020, which we gathered from payroll data. The total number of employees was 6,546, which included all full-time, part-time, and seasonal employees. We then examined the 2020 annualized base salaries for all individuals who were employed by us as of November 30, 2020. For purposes of reporting annual total compensation and the ratio of annual total compensation of the CEO to the median employee, both the CEO and median employee's annual total compensation were calculated consistent with the disclosure requirement of executive compensation under the Summary Compensation Table ("SCT"). Consistent with the prior two years and to present a holistic view of total compensation, we elected to include the value of health and welfare benefits in the annual total compensation of both our CEO and our median employee. The results are as follows:

  •
  Median of annual employee compensation excluding CEO: $62,058

  •
  Annual Total Compensation of CEO: $6,973,049

  •
  Ratio of CEO annual total compensation to median employee compensation: 112:1

2020 Equity Compensation Plan Information at Fiscal Year-End

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,746,477	$49.08	2,276,665
Equity compensation plans not approved by security holders(1)	—	—	—

(1)
Not applicable. There were no equity compensation plans not approved by the security holders.

53	2021 Proxy Statement

Related Person Transactions

Policies for Approval of Related Person Transactions

We adopted a written policy relating to the approval of related person transactions. Our Audit Committee reviews and approves or ratifies all relationships and related person transactions between us and (1) our directors, director nominees, or executive officers, (2) any five percent record or beneficial owner of our common stock, or (3) any immediate family member of any person specified in (1) and (2) above. Our Chief Financial Officer is primarily responsible for the development and implementation of processes and controls to obtain information from our directors and executive officers with respect to related person transactions and for determining, based on the facts and circumstances, whether we or a related person have a direct or indirect material interest in the transaction.

As set forth in the Company's related person transaction policy, in the course of its review and approval or ratification of a related party transaction, the Audit Committee will consider:

  •
  the nature of the related person's interest in the transaction;

  •
  the availability of other sources of comparable products or services;

  •
  the material terms of the transaction, including, without limitation, the amount and type of transaction; and

  •
  the importance of the transaction to us.

Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the discussions or approval or ratification of the transaction. However, such member of the Audit Committee will provide all material information concerning the transaction to the Audit Committee.

There were no related person transactions required to be disclosed since January 1, 2020 and no such transactions are currently proposed.

54	2021 Proxy Statement

Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm

The Board of Directors recommends that the stockholders ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Although the Company is not required to seek stockholder approval of this appointment, the Board of Directors believes that doing so is consistent with good corporate governance practices. If the appointment is not ratified, the Audit Committee will explore the reasons for stockholder rejection and will reconsider the appointment.

The Board of Directors unanimously recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm.

Principal Accounting Fees and Services

Deloitte & Touche LLP audited our financial statements for the years ended December 31, 2020, 2019, and 2018 and currently serves as our independent registered public accounting firm. The following table presents fees paid for the audit of our annual consolidated financial statements and all other professional services for each of the last two years:

	For the Years Ended December 31,

	2020	2019
Audit Fees	$1,520,000	$1,599,000
Audit-related fees	$118,000	$198,000
Tax fees	$548,000	$550,000
All other fees	$3,000	$3,000

Total Fees	$2,189,000	$2,350,000

The services provided by Deloitte & Touche were pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of the above-noted services is compatible with maintaining the independence of the independent registered public accounting firm and has determined, based on advice from Deloitte & Touche, that the provision of such services has not adversely affected Deloitte & Touche's independence.

According to its charter, the Audit Committee is responsible for approving all audit engagement fees, terms and non-audit engagements with the independent auditors on behalf of the Company in advance of providing any service.

55	2021 Proxy Statement

Proposal 3 — Advisory Vote on Executive Compensation

As required by Regulation 14A of the Exchange Act, we are offering our stockholders an opportunity to cast an advisory vote on the compensation of our named executive officers, as disclosed in this proxy statement. Although the vote is non-binding, we value continuing and constructive feedback from our stockholders on compensation and other important matters. The Board and the Compensation Committee will consider the voting results when making future compensation decisions.

At the 2020 Annual Meeting of Stockholders, we provided our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement for the 2020 Annual Meeting, and our stockholders overwhelmingly approved the proposal, with nearly 97% of the votes cast in favor. At the 2017 Annual Meeting, we asked our stockholders to indicate if we should hold an advisory vote on the compensation of our named executive officers every one, two or three years, with our Board recommending an annual advisory vote. Because our Board views it as a good corporate governance practice, and because at our 2017 Annual Meeting more than 90% of the votes cast were in favor of an annual advisory vote, we again are asking our stockholders to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules.

As described in the "Compensation Discussion and Analysis" section of this proxy statement, we believe that our executive compensation program enables us to attract, retain, and motivate a high-performance executive management team that improves our fundamental financial performance and provides value to the long-term interests of Generac and its stockholders.

We ask for your advisory vote on the following resolution:

  •
  "RESOLVED, that the stockholders hereby approve the compensation of Generac's named executive officers, as described in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission."

The Board of Directors unanimously recommends a vote "FOR" approval of this proposal.

56	2021 Proxy Statement

Report of the Audit Committee

The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal audit services function; (iii) the annual independent audits of the Company's financial statements and management's report regarding the effectiveness of the Company's system of internal control over financial reporting, the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the compliance by the Company with legal and regulatory requirements, including the Company's disclosure controls and procedures; (v) the evaluation of enterprise risk issues; and (vi) the fulfillment of the other responsibilities set out in the committee's charter. The Audit Committee has the responsibility for the engagement and retention of the Company's independent registered public accounting firm and the approval of all audit and other engagement fees.

In discharging its responsibilities, the Audit Committee is not itself responsible for the planning or conducting of audits or for any determination that the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles. The Company's management is primarily responsible for its financial statements and the quality and integrity of the reporting process. The independent registered public accounting firm Deloitte & Touche LLP ("Deloitte & Touche") is responsible for auditing those financial statements with accounting principles generally accepted in the United States of America.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2020, management's report of the effectiveness of the Company's system of internal control over financial reporting, and Deloitte & Touche's report of the effectiveness of the Company's system of internal control over financial reporting with the Company's management and representatives of the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

In reliance on its review of the audited consolidated financial statements, the review of the report of management on the effectiveness of the Company's internal control over financial reporting and Deloitte & Touche's report thereon, the discussions referred to above and the receipt of the written disclosures referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors on April 19, 2021.

Andrew Lampereur, Chair David Ramon Robert Dixon Dominick Zarcone

57	2021 Proxy Statement

Other Business

The Board of Directors has no knowledge of any other matter to be submitted at the Annual Meeting of Stockholders. If any other matter shall properly come before the annual meeting, the persons named as proxies in the Notice of Internet Availability or on the proxy card will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

Proposals by Stockholders

Proposals that stockholders wish to submit for inclusion in our proxy statement and related form of proxy for our 2022 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us at S45 W29290 Hwy. 59, Waukesha, WI 53189, attention of Raj Kanuru, Executive Vice President, General Counsel, and Secretary, no later than December 30, 2021, unless the date of our 2022 annual meeting is more than 30 days before or after June 17, 2022, in which case the deadline will be a reasonable time before we begin to print and mail our proxy materials. Any stockholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.

With respect to proposals submitted by a stockholder other than for inclusion in our proxy statement and related form of proxy for our 2022 annual meeting of stockholders, timely notice of any stockholder proposal must be received by us in accordance with our Bylaws no later than the close of business on March 19, 2022 nor earlier than the close of business on February 17, 2022, unless the date of our 2022 annual meeting is more than 30 days before or 60 days after June 17, 2022, in which case notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain the information required by our Bylaws. Any proxies solicited by the Board of Directors for the 2022 annual meeting may confer discretionary authority to vote on any proposals for which notice is not timely received.

It is important that your proxy be returned promptly, whether by mail, by the internet or by telephone. The proxy may be revoked at any time by you before it is exercised. If you attend the meeting in person, you may withdraw any proxy (including an internet or telephonic proxy) and vote your own shares.

58	2021 Proxy Statement

Information Concerning Solicitation and Voting

The Board of the Company is soliciting your proxy to be voted at the Annual Meeting of Stockholders to be held on Thursday, June 17, 2021, at 9:00 a.m. local time, at Generac's headquarters located at S45 W29290 Hwy. 59 Waukesha, Wisconsin 53189, and any postponement or adjournment thereof.

Matters to be Considered

At the meeting, stockholders will be asked to vote to elect the four nominees named herein as Class III directors, to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm, and to vote on an advisory, nonbinding "sayonpay" resolution to approve the compensation of our executive officers. See "PROPOSAL 1—ELECTION OF CLASS III DIRECTORS", "PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM," and "PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION." The Board of Directors does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Holders of common stock as of the record date are entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 62,954,520 shares of common stock outstanding and entitled to vote at the annual meeting, with each share entitled to one vote.

If you are a stockholder of record, you will need to present the Notice of Internet Availability or proxy card that you received, together with a form of personal photo identification, in order to be admitted into the meeting. If you are the beneficial owner of shares held in "street name," you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee as of the close of business on April 19, 2021, along with a form of personal photo identification. Alternatively, you may contact the broker, bank or other nominee in whose name your shares of common stock are registered and obtain a legal proxy to bring to the meeting. Audio or visual recording of any portion of the annual meeting is not permitted. No cameras, recording equipment, large bags, briefcases or packages will be allowed in the meeting or adjacent areas. All other items may be subject to search.

59	2021 Proxy Statement

INFORMATION CONCERNING SOLICITATION AND VOTING

Information About This Proxy Statement

Why you received a Notice of Internet Availability.    In view of the impact of COVID 19, and updated Guidance issued by the SEC on April 7, 2020 concerning Delays in Printing and Mailing of Full Set of Proxy Materials, we are mailing only a Notice of Internet Availability to all shareholders. The Notice of Internet Availability includes information on where to view all proxy materials online, as well as voting instructions. These materials have been made available to you on the internet because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting and any postponement or adjournment thereof. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares. If you own our common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one Notice of Internet Availability relating to these proxy materials. To assist us in saving money and to serve you more efficiently, we encourage you to have all your accounts registered in the same name and address by contacting our transfer agent:

Computershare, Inc.
P.O. Box 43078
Providence, RI 02940-3078
United States of America

By Overnight Delivery:
Computershare, Inc.
250 Royall Street
Canton, MA 02021
United States of America

Telephone: 1-800-942-5909
Fax: (312) 601-2312

Householding.    The SEC's rules permit us to deliver a single Notice of Internet Availability or set of annual meeting materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate Notice of Internet Availability to any stockholder at the shared address to which a single copy of the Notice of Internet Availability was delivered. If you are a record holder and if you prefer to receive separate copies of the proxy materials, or if you currently receive multiple copies and prefer to receive a single copy, please contact Raj Kanuru, Executive Vice President, General Counsel, and Secretary, Generac Holdings Inc., S45 W29290 Hwy. 59, Waukesha, Wisconsin 53189, or by telephone at (262) 544-4811.

Voting by and Revocation of Proxies

Stockholders of record are requested to vote by proxy in one of the following ways:

  •
  By telephone—Use the toll-free telephone number shown on the Notice of Internet Availability or any proxy card you receive;

60	2021 Proxy Statement

INFORMATION CONCERNING SOLICITATION AND VOTING

  •
  By internet—Visit the internet website indicated on the Notice of Internet Availability or any proxy card you receive and follow the on-screen instructions;

  •
  By mail—If you request a paper proxy card by telephone or internet, you may elect to vote by mail. If you elect to do so, you should date, sign and promptly return your proxy card by mail in the postage prepaid envelope which accompanied that proxy card; or

  •
  In person—You can deliver a completed proxy card at the meeting or vote in person.

Voting instructions (including instructions for both telephonic and internet proxies) are provided on the Notice of Internet Availability and on any proxy card you receive. The internet and telephone proxy procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholders' instructions have been recorded properly. A control number, located on the Notice of Internet Availability or proxy card, will identify stockholders and allow them to submit their proxies and confirm that their voting instructions have been properly recorded. Costs associated with electronic access, such as usage charges from internet access providers and telephone companies, must be borne by the stockholder. If you submit your proxy by internet or telephone, it will not be necessary to return a proxy card for your vote to be counted.

If a stockholder does not submit a proxy by the internet or by telephone or return a signed proxy card, and does not attend the meeting and vote in person, his or her shares will not be voted. Shares of our common stock represented by properly executed proxies received by us or proxies submitted by telephone or via the internet, which are not revoked, will be voted at the meeting in accordance with the instructions contained therein.

If instructions are not given and you do not indicate how your shares should be voted on a proposal, the shares represented by a properly completed proxy will be voted as the Board recommends. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by the Board in its sole discretion, on any matters brought before the 2021 annual meeting for which we did not receive adequate notice under the proxy rules promulgated by the SEC.

Any proxy signed and returned by a stockholder or submitted by telephone or via the internet may be revoked at any time before it is exercised by giving written notice of revocation to the Company's Secretary at our address set forth herein, by executing and delivering a later-dated proxy (either in writing, by telephone or via the internet) or by voting in person at the meeting. Attendance at the meeting will not, in and of itself, constitute revocation of a proxy.

If your shares are held in the name of a bank, broker, fiduciary or custodian, follow the voting instructions on the form you receive from your record holder. The availability of internet and telephone proxies for these stockholders will depend on their voting procedures.

Quorum

The presence at the annual meeting, in person or by proxy, of the holders of at least a majority of the number of shares of common stock issued and outstanding and entitled to vote as of the record date, is required to constitute a quorum to transact business at the annual meeting. Abstentions and broker non-votes will be counted toward the establishment of a quorum.

61	2021 Proxy Statement

INFORMATION CONCERNING SOLICITATION AND VOTING

Required Votes

Election of Nominees named herein as Class III Directors.    Under our Amended and Restated Bylaws (the "Bylaws"), the affirmative vote of a plurality of shares of common stock voting on this matter at the annual meeting is required to elect each nominee named herein as a director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Notwithstanding the foregoing, if a nominee for Director receives more "withheld" or "against" votes for his or her election than votes "for" his or her election in an uncontested election at a meeting of stockholders, the Director shall, in accordance with and subject to our Corporate Governance Guidelines and Principles, promptly tender his or her resignation to the Board.

Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm.    Proposal 2, relating to the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2021, will be approved if it receives the affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote.

Approval of Non-Binding "Say-on-Pay" Resolution Regarding Executive Compensation.    Proposal 3, relating to the non-binding resolution to approve our executive compensation, will be approved if it receives the affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote.

Other Matters.    If any other matters are properly presented at the annual meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

Impact of Abstentions.    A shareholder who abstains on Proposal 2 or 3 will have the effect of voting against such proposal.

Shares Held by Brokers

If you are the beneficial owner of shares held for you by a broker, your broker must vote those shares in accordance with your instructions. If you do not give voting instructions to your broker, your broker may vote your shares for you on any discretionary items of business to be voted upon at the annual meeting. If you do not provide voting instructions on a nondiscretionary item, including the election of the nominees named herein as directors, the shares will be treated as "broker nonvotes." We believe that the ratification of the appointment of Deloitte & Touche LLP (Proposal 2) is a routine matter on which brokers will generally be permitted to vote any unvoted shares in their discretion. We believe that election of the four nominees named herein as Class III directors (Proposal 1) and the advisory, nonbinding "say-on-pay" resolution (Proposal 3) are nonroutine matters on which brokers will not be permitted to vote any unvoted shares. "Broker nonvotes" will be included in determining the presence of a quorum at the annual meeting, but will have no effect on the outcome of any proposal.

62	2021 Proxy Statement

INFORMATION CONCERNING SOLICITATION AND VOTING

Proxy Solicitation

We will bear the costs of solicitation of proxies for the annual meeting, including preparation, assembly, printing and mailing of the Notice of Internet Availability, this proxy statement, the annual report, any proxy card and any additional information furnished to stockholders. Copies of our proxy statement will be furnished, upon request, to banks, brokerage houses, fiduciaries and custodians holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, email or personal solicitation by Computershare or by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Independent Registered Public Accounting Firm

A representative of Deloitte & Touche LLP, our independent registered public accounting firm for the year ended December 31, 2020, will attend the annual meeting, will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

Annual Report and Company Information

Our Annual Report to Stockholders, which contains consolidated financial statements for the year ended December 31, 2020, is being furnished to stockholders concurrently herewith. You also may obtain a copy of our Annual Report on Form 10K for the year ended December 31, 2020 that was filed with the SEC, without charge, by writing to Generac Holdings Inc., Attn: Investor Relations, S45 W29290 Hwy. 59, Waukesha, Wisconsin 53189. These materials will also be available without charge at "Investor Relations" on our website at www.generac.com.

By Order of the Board of Directors,

Raj Kanuru Executive Vice President, General Counsel, and Secretary

63	2021 Proxy Statement

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by 1:00am, (Central Time), on June 17, 2021. Online GIof ntoo welwewct.reonnviicsivoontrienpgo, rts.com/GNRC delete QR code and control # or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/GNRC Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Class III Directors: For Withhold For Withhold For Withhold 01 - Robert D. Dixon 02 - David A. Ramon 03 - William D. Jenkins, Jr. 04 - Kathryn V. Roedel ForAgainst Abstain ForAgainst Abstain 2. Proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021. 3. Advisory vote on the non-binding “say-on-pay” resolution to approve the compensation of our executive officers. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 0 0 2 0 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 5 03F32C MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3. 2021 Annual Meeting Proxy Card1234 5678 9012 345

2021 Annual Meeting Admission Ticket 2021 Annual Meeting of the Stockholders of Generac Holdings Inc. June 17, 2021, 9:00am CT Generac corporate headquarters S45 W29290 Hwy. 59, Waukesha, WI 53189 Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/GNRC q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2021 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 17, 2021 York A. Ragen, Chief Financial Officer of Generac Holdings Inc., and Raj Kanuru, Executive Vice President, General Counsel and Secretary of Generac Holdings Inc., or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Generac Holdings Inc. to be held on June 17, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Proxy — Generac Holdings Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/GNRC

MMMMMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Class III Directors: For Withhold For Withhold For Withhold 01 - Robert D. Dixon 02 - David A. Ramon 03 - William D. Jenkins, Jr. 04 - Kathryn V. Roedel ForAgainst Abstain ForAgainst Abstain 2. Proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021. 3. Advisory vote on the non-binding “say-on-pay” resolution to approve the compensation of our executive officers. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 5 0 0 2 0 4 03F33C MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3. 2021 Annual Meeting Proxy Card

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Notice of 2021 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 17, 2021 York A. Ragen, Chief Financial Officer of Generac Holdings Inc., and Raj Kanuru, Executive Vice President, General Counsel and Secretary of Generac Holdings Inc., or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Generac Holdings Inc. to be held on June 17, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — Generac Holdings Inc.